                                                                    Exhibit 10.1


                                                                EXECUTION COPY


===============================================================================

                                  $650,000,000

                                CREDIT AGREEMENT

                                      among

                                KENNAMETAL Inc.,

              The Several Lenders from Time to Time Parties Hereto,

                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                  BANK ONE, NA,
                            FLEET NATIONAL BANK, and
                         PNC BANK NATIONAL ASSOCIATION,
                          as the Co-Syndication Agents,

                                       and

                              JPMORGAN CHASE BANK,
                           as the Administrative Agent

                            Dated as of June 27, 2002

===============================================================================

                          J.P. Morgan Securities Inc.,
                as the Sole Advisor, Lead Arranger and Bookrunner

                                       and

                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                  BANK ONE, NA,
                              FLEET NATIONAL BANK,
                        KEYBANK NATIONAL ASSOCIATION, and
                         PNC BANK NATIONAL ASSOCIATION,
                                 as Co-Arrangers

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
SECTION 1.            DEFINITIONS.................................................................................1

         1.1     Defined Terms....................................................................................1
         1.2     Other Definitional Provisions...................................................................24
         1.3     Currency Conversion.............................................................................24

SECTION 2.            AMOUNT AND TERMS OF COMMITMENTS............................................................25

         2.1     Commitments.....................................................................................25
         2.2     Procedure for Revolving Loan Borrowing..........................................................26
         2.3     Competitive Bid Procedure.......................................................................27
         2.4     Swingline Commitment............................................................................29
         2.5     Procedure for Swingline Borrowing; Refunding of Swingline Loans.................................29
         2.6     L/C Commitment..................................................................................31
         2.7     Procedure for Issuance of Letters of Credit.....................................................32
         2.8     L/C Participations..............................................................................32
         2.9     Reimbursement Obligation of the Borrower........................................................33
         2.10    Obligations Absolute............................................................................33
         2.11    Letter of Credit Payments.......................................................................34
         2.12    Applications....................................................................................34
         2.13    Certain Reporting Requirements..................................................................34
         2.14    Fees and Other Charges, etc.....................................................................34
         2.15    Optional Termination or Reduction of Commitments................................................35
         2.16    Optional Prepayments............................................................................35
         2.17    Mandatory Prepayments...........................................................................36
         2.18    Conversion and Continuation Options.............................................................37
         2.19    Limitations on Eurocurrency Tranches............................................................38
         2.20    Interest Rates and Payment Dates................................................................38
         2.21    Computation of Interest and Fees................................................................38
         2.22    Inability to Determine Interest Rate............................................................39
         2.23    Pro Rata Treatment and Payments.................................................................40
         2.24    Requirements of Law.............................................................................41
         2.25    Taxes ..........................................................................................44
         2.26    Indemnity.......................................................................................45
         2.27    Change of Lending Office........................................................................46
         2.28    Replacement of Lenders..........................................................................46
         2.29    Judgment Currency...............................................................................46
         2.30    Foreign Currency Exchange Rate..................................................................47
         2.31    Certain Borrowings of Dollar Revolving Loans and Refunding of Multicurrency Loans...............47


SECTION 3.            REPRESENTATIONS AND WARRANTIES.............................................................48

         3.1     Financial Condition.............................................................................48
         3.2     No Change.......................................................................................49
         3.3     Existence; Compliance with Law..................................................................49
         3.4     Power; Authorization; Enforceable Obligations...................................................49
         3.5     No Legal Bar....................................................................................50
         3.6     Litigation......................................................................................50
         3.7     No Default......................................................................................50
         3.8     Ownership of Property; Liens....................................................................50
         3.9     Intellectual Property...........................................................................50
         3.10    Taxes ..........................................................................................50
         3.11    Federal Regulations.............................................................................51
         3.12    ERISA ..........................................................................................51
         3.13    Investment Company Act; Other Regulations.......................................................51
         3.14    Use of Proceeds.................................................................................52
         3.15    Environmental Matters...........................................................................52
         3.16    Accuracy of Information, etc....................................................................52
         3.17    Solvency........................................................................................53
         3.18    Insurance.......................................................................................53
         3.19    Subsidiaries....................................................................................53

SECTION 4.            CONDITIONS PRECEDENT.......................................................................53

         4.1     Conditions to Initial Extension of Credit.......................................................53
         4.2     Conditions to Each Extension of Credit..........................................................54

SECTION 5.            AFFIRMATIVE COVENANTS......................................................................55

         5.1     Financial Statements............................................................................55
         5.2     Certificates; Other Information.................................................................55
         5.3     Payment of Obligations..........................................................................56
         5.4     Maintenance of Existence; Compliance............................................................56
         5.5     Maintenance of Property; Insurance..............................................................56
         5.6     Inspection of Property; Books and Records; Discussions..........................................57
         5.7     Notices.........................................................................................57
         5.8     ERISA ..........................................................................................57
         5.9     Continuation of or Change in Business...........................................................58
         5.10    Further Assurances..............................................................................58

SECTION 6.            NEGATIVE COVENANTS.........................................................................58

         6.1     Financial Condition Covenants...................................................................58
         6.2     Indebtedness....................................................................................59
         6.3     Liens ..........................................................................................60
         6.4     Fundamental Changes.............................................................................61
         6.5     Transactions with Affiliates....................................................................62
         6.6     Negative Pledge Clauses.........................................................................62
         6.7     Clauses Restricting Subsidiary Distributions....................................................62


         6.8     Amendment of Credit Documentation...............................................................63
         6.9     Off-Balance Sheet Financings....................................................................63
         6.10    Disposition of Property.........................................................................63
         6.11    Investments.....................................................................................64

SECTION 7.            EVENTS OF DEFAULT..........................................................................65


SECTION 8.            THE AGENTS.................................................................................68

         8.1     Appointment.....................................................................................68
         8.2     Delegation of Duties............................................................................68
         8.3     Exculpatory Provisions..........................................................................69
         8.4     Reliance by Administrative Agent................................................................69
         8.5     Notice of Default...............................................................................69
         8.6     Non-Reliance on Agents and Other Lenders........................................................70
         8.7     Indemnification.................................................................................70
         8.8     Agent in Its Individual Capacity................................................................71
         8.9     Successor Administrative Agent..................................................................71
         8.10    Co-Syndication Agents...........................................................................71

SECTION 9.            MISCELLANEOUS..............................................................................71

         9.1     Amendments and Waivers..........................................................................71
         9.2     Notices.........................................................................................72
         9.3     No Waiver; Cumulative Remedies..................................................................73
         9.4     Survival of Representations and Warranties......................................................74
         9.5     Payment of Expenses and Taxes...................................................................74
         9.6     Successors and Assigns; Participations and Assignments..........................................75
         9.7     Adjustments; Set-off............................................................................78
         9.8     Counterparts....................................................................................79
         9.9     Severability....................................................................................79
         9.10    Integration.....................................................................................79
         9.11    GOVERNING LAW...................................................................................79
         9.12    Submission To Jurisdiction; Waivers.............................................................80
         9.13    Acknowledgements................................................................................80
         9.14    Confidentiality.................................................................................80
         9.15    WAIVERS OF JURY TRIAL...........................................................................81

ANNEX:

A        Pricing Grid

SCHEDULES:

1.1      Commitments
2.6      Designated Letters of Credit
3.15     Environmental Disclosures
3.19     Subsidiaries
6.2(d)   Existing Indebtedness
6.3(f)   Existing Liens
6.5      Affiliate Transactions
6.6      Negative Pledge Clauses
6.10     Permitted Dispositions

EXHIBITS:

A        Form of Compliance Certificate
B        Form of Closing Certificate
C        Form of Assignment and Assumption
D        Form of Legal Opinion of Buchanan Ingersoll Professional Corporation
E        Form of Exemption Certificate
F        Form of Competitive Bid Request
G        Form of Issuing Lender Agreement
H        Form of Guarantee

                  CREDIT AGREEMENT (this "Agreement"), dated as of June 27, 2002, among KENNAMETAL Inc., a Pennsylvania corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), BANK OF TOKYO-MITSUBISHI TRUST COMPANY, BANK ONE, NA, FLEET NATIONAL BANK and PNC BANK NATIONAL ASSOCIATION, as co-syndication agents (in such capacity, the "Co-Syndication Agents"), and JPMorgan Chase Bank, as administrative agent.

                  The parties hereto hereby agree as follows:

                             SECTION 1. DEFINITIONS

                  1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

                  "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 0.50%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by JPMorgan Chase Bank in connection with extensions of credit to debtors). Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "ABR Applicable Margin": the ABR Applicable Margin shall be determined pursuant to the Pricing Grid.

                  "ABR Loans": Loans the rate of interest applicable to which is based upon the ABR.

                  "Administrative Agent": JPMorgan Chase Bank, together with its affiliates, as the administrative agent for the Lenders under this Agreement and the other Loan Documents, together with any of its successors.

                  "Advisor": J.P. Morgan Securities Inc., in its capacity as sole advisor.

                  "Affected Foreign Currency":  as defined in Section 2.22(c).

                  "Affiliate": as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 15% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Agents": the collective reference to the Co-Syndication Agents and the Administrative Agent.

                  "Agreement":  as defined in the preamble hereto.

                  "Agreement Currency":  as defined in Section 2.29(b).

                  "Applicable Creditor":  as defined in Section 2.29(b).

                  "Application": an application, in such form as the relevant Issuing Lender may specify from time to time, requesting such Issuing Lender to open a Letter of Credit.

                  "Approved Fund":  as defined in Section 9.6(b)(ii).

                  "Arranger": J.P. Morgan Securities Inc., in its capacity as lead arranger and bookrunner.

                  "Assignee":  as defined in Section 9.6(b)(i).

                  "Assignment and Assumption": an Assignment and Assumption, substantially in the form of Exhibit C.

                  "Assured Obligation" as defined in the term "Guarantee Equivalent".

                  "Attributable Debt": as of any date of determination, the aggregate amount of the outstanding Investment by third parties in respect of each Qualified Receivables Transaction.

                  "Available Commitment": as to any Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Commitment then in effect over (b) such Lender's Outstanding Committed Extensions of Credit.

                  "Benefitted Lender":  as defined in Section 9.7(a).

                  "Board": the Board of Governors of the Federal Reserve System of the United States (or any successor).

                  "Borrower Debt Ratings": the senior unsecured non-credit enhanced long-term debt rating of the Borrower by Moody's and the senior unsecured non-credit enhanced long-term corporate credit rating of the Borrower by S&P respectively.

                  "Borrowing Date": any Business Day specified in a notice pursuant to Section 2.2, Section 2.3(a) or Section 2.5 as a date on which the Borrower requests the Lenders to make Revolving Loans, Competitive Loans or Swingline Loans, as the case may be, hereunder.

                  "Borrowing Percentage": with respect to Dollar Revolving Loans to be made by any Lender at any time, the ratio (expressed as a percentage) of the amount of such Lender's Available Commitment at such time to the aggregate amount of the Available Commitments of all the Lenders at such time; provided, that in determining any Lender's Available Commitment for purpose of determining such Lender's Borrowing Percentage of any such Dollar Revolving

Loans whose proceeds will be simultaneously applied to repay Swingline Loans or to pay Reimbursement Obligations, such Lender's Revolving Percentage of the amount of such Swingline Loans and Reimbursement Obligations will not be considered Outstanding Committed Extensions of Credit of such Lender (such Borrowing Percentage of each Lender at any time to be calculated by the Administrative Agent on the basis of its most recent calculations of the Available Commitments of the Lenders).

                  "Business":  as defined in Section 3.15(b).

                  "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided, that, when used in connection with a Eurocurrency Revolving Loan or a Eurocurrency Competitive Loan, the term "Business Day" shall also exclude any day on which banks are not open for international business (including dealings in Dollar deposits) in the London interbank market; provided, further, when used in connection with Eurocurrency Loans denominated in Euros, the term "Business Day" shall also exclude any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (TARGET) (or, if such clearing system ceases to be operative, such other clearing system (if any) determined by the Administrative Agent to be a suitable replacement) is not open for settlement of payment in Euros.

                  "Calculation Date": with respect to each Foreign Currency, the fifteenth and last day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day) and such other days from time to time as the Administrative Agent shall designate as a "Calculation Date", provided that the third Business Day preceding each Borrowing Date with respect to, and each date of any continuation of, any Multicurrency Loan shall also be a "Calculation Date" with respect to the relevant Foreign Currency.

                  "Canadian Dollars":  the lawful currency of Canada.

                  "Capital Lease Obligations": as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                  "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

                  "Cash Collateral Account":  as defined in Section 2.17(a).

                  "Cash Equivalents": (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurocurrency time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody's, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                  "CLO":  as defined in Section 9.6(b)(ii).

                  "Closing Date": the date on which the conditions precedent set forth in Section 4.1 shall have been satisfied, which date is June 27, 2002.

                  "Co-Arrangers": Bank of Tokyo-Mitsubishi Trust Company, Bank One, NA, Fleet National Bank, KeyBank National Association and PNC Bank National Association, in their capacities as co-arrangers.

                  "Code": the Internal Revenue Code of 1986, as amended from time to time.

                  "Committed Swingline Lender": JPMorgan Chase Bank, in its capacity as the maker of Committed Swingline Loans.

                  "Committed Swingline Loan":  as defined in Section 2.4(a).

                  "Commitment": as to any Lender, the obligation of such Lender, if any, to make Revolving Loans (which, in the case of Multicurrency Lenders, includes Multicurrency Loans) and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Commitment" opposite such Lender's name on Schedule 1.1 or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Commitments is $650,000,000.

                  "Commitment Period": the period from and including the Closing Date to the Termination Date.

                  "Commitment Utilization Percentage": on any day the percentage equivalent to a fraction (a) the numerator of which is the Total Outstanding Extensions of Credit and (b) the denominator of which is the Total Commitments (or, on any day after termination of the Total Commitments, the Total Commitments in effect immediately preceding such termination).

                  "Commonly Controlled Entity": an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

                  "Competitive Bid": an offer by a Lender to make a Competitive Loan in accordance with Section 2.3.

                  "Competitive Bid Rate": with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

                  "Competitive Bid Request": a request substantially in the form Exhibit F by the Borrower for Competitive Bids in accordance with Section 2.3.

                  "Competitive Loan":  a Loan made pursuant to Section 2.3.

                  "Compliance Certificate": a certificate duly executed by a Responsible Officer substantially in the form of Exhibit A.

                  "Conduit Lender": any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument; provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 2.24, 2.25, 2.26 or 9.5 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Commitment.

                  "Confidential Information Memorandum": the Confidential Information Memorandum dated May 2002, as updated to the Closing Date and furnished to the Lenders by posting on Intralinks.

                  "Consolidated Adjusted Interest Expense": for any period, the interest expense of the Borrower and its consolidated Subsidiaries for such period (exclusive of nonrecurring fees which the Borrower or its consolidated Subsidiaries expense as interest expense), all as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Capital Expenditures": for any period, the expenditures for purchases of property, plant and equipment of the Borrower and its consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated EBITDA": for any period, (a) the sum for such period of (i) Consolidated Net Income, (ii) interest expense of the Borrower and its consolidated Subsidiaries (inclusive of nonrecurring fees which the Borrower or its consolidated Subsidiaries expense as interest expense), (iii) charges against income of the Borrower and its consolidated Subsidiaries for foreign, federal, state and local income taxes, and (iv) depreciation and amortization expense of the Borrower and its consolidated Subsidiaries, minus (b) extraordinary gains to the extent included in determining such Consolidated Net Income, all as determined on a consolidated basis in accordance with GAAP, plus
(c) any other non-cash charges, non-cash expenses or non-cash losses of the Borrower or any of its consolidated Subsidiaries; provided, however, that cash payments made in such period or in any future period in respect of such non-cash charges, expenses or losses shall be subtracted from Consolidated Net Income in calculating Consolidated EBITDA in the period when such payments are made.

                  "Consolidated Fixed Charge Coverage Ratio": as of the last day of any fiscal quarter, (a) Consolidated EBITDA minus Consolidated Capital Expenditures, divided by (b) Consolidated Adjusted Interest Expense, in each case for the four fiscal quarters ending on such day, considered as a single accounting period and expressed as a ratio. If any acquisition of a business occurs during such period, each element of the Consolidated Fixed Charge Coverage Ratio shall be calculated on a pro forma basis as if the acquisition had been made, and any Indebtedness or other obligations issued or incurred in connection therewith had been issued or incurred, as of the first day of such period. In making such pro forma calculation of the Consolidated Adjusted Interest Expense with respect to Indebtedness or other obligations issued or incurred in connection with the acquisition, interest expense thereon shall be calculated on the basis of an interest rate per annum not less than the one-month Eurocurrency Rate as of the last day of such period plus an Applicable Margin determined on the basis of the Borrower Debt Ratings as of the last day of such period. If the Borrower issues capital stock for cash during such period and promptly applies the net proceeds thereof to permanent reduction of Indebtedness of the Borrower or its consolidated Subsidiaries, Consolidated Adjusted Interest Expense for such period shall be calculated on a pro forma basis as if such permanent reduction of Indebtedness had been made as of the first day of such period.

                  "Consolidated Leverage Ratio": as of the last day of any fiscal quarter, (a) aggregate Indebtedness of the Borrower and its consolidated Subsidiaries as of such day, divided by (b) Consolidated EBITDA for the four fiscal quarters ending on such day, considered as a single accounting period and expressed as a ratio. If any acquisition of a business occurs during such period, Consolidated EBITDA shall be calculated on a pro forma basis as if such acquisition had been made as of the first day of such period.

                  "Consolidated Net Income": for any period, the net earnings (or loss) after taxes of the Borrower and its consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Worth": at any time, the total amount of shareholders' equity of the Borrower and its consolidated Subsidiaries at such time, determined on a consolidated basis in accordance with GAAP; provided, that each item of the following types shall be deducted, to the extent such item is positive and is otherwise included therein: (a) any write-ups or other revaluation after the Closing Date in the book value of any asset owned by the Borrower or any of its consolidated Subsidiaries (other than (i) write-ups resulting from the acquisition of assets of a business made within one year after such acquisition and accounted for by purchase accounting, (ii) write-ups resulting from the valuation in the ordinary course of business of investment securities and inventory at the lower of cost or market, (iii) foreign currency translation adjustments, (iv) adjustments to minimum pension liability and (v) accounting for derivative financial instruments), (b) all investments in and loans and advances to (x) unconsolidated Subsidiaries of the Borrower, and (y) Persons that are not Subsidiaries of the Borrower (other than temporary cash equivalent investments), (c) treasury stock and (d) Disqualified Capital Stock of the Borrower or of any Subsidiary of the Borrower.

                  "Consolidated Tangible Assets": at any date, the total amount of assets of the Borrower and its consolidated Subsidiaries at such date, as determined on a consolidated basis in accordance with GAAP (less applicable reserves and other properly deductible items) after deducting therefrom all goodwill, trade names, trademarks, patents, unamortized debt premium or discount and expense and other like intangible assets, determined in accordance with GAAP.

                  "Continuing Directors": the directors of the Borrower on the Closing Date, after giving effect to the transactions contemplated hereby, and each other director, if, in each case, such other director's nomination for election to the board of directors of the Borrower is recommended by at least 50% of the then Continuing Directors.

                  "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Co-Syndication Agents":  as defined in the preamble hereto.

                  "Deemed Guarantor": as defined in the term "Guarantee Equivalent".

                  "Deemed Obligor": as defined in the term "Guarantee
Equivalent".

                  "Default": any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  "Designated Letter of Credit": each letter of credit issued by an Issuing Lender under either of the Existing Credit Agreements or otherwise that is designated on the Closing Date by the Borrower, with the consent of such Issuing Lender, as a "Letter of Credit" hereunder in such Issuing Lender's Issuing Lender Agreement and in Schedule 2.6.

                  "Disqualified Capital Stock": any shares of capital stock or other equity interest that, other than solely at the option of the issuer thereof, by their terms (or by the terms of any security into which they are convertible or exchangeable) are, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased, in whole or in part, or have, or upon the happening of an event or the passage of time would have, a redemption or similar payment due on or prior to the Termination Date.

                  "Disqualified Indebtedness": any Indebtedness that, other than solely at the option of the issuer thereof, by its terms (or by the terms of any security, instrument or obligations into which it is convertible or exchangeable), (i) matures in whole or in part prior to the Termination Date, (ii) is (or upon the happening of an event or the passage of time would be) required to be redeemed or repurchased, in whole or in part, on or prior to the Termination Date, or (iii) has (or upon the happening of an event or the passage of time would have) a redemption or similar payment, in whole or in part, due on or prior to the Termination Date.

                  "Disposition": with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms "Dispose" and "Disposed of" shall have correlative meanings.

                  "Dollar Equivalent": at any time as to any amount denominated in a Foreign Currency, the equivalent amount in Dollars as determined by the Administrative Agent at such time on the basis of the Exchange Rate for the purchase of Dollars with such Foreign Currency on the most recent Calculation Date for such Foreign Currency.

                  "Dollars" and "$": dollars in lawful currency of the United States.

                  "Dollar Revolving Loans":  as defined in Section 2.1(a).

                  "Domestic Subsidiary": any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States.

                  "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Eurocurrency Applicable Margin": the Eurocurrency Applicable Margin will be determined pursuant to the Pricing Grid.

                  "Eurocurrency Base Rate": with respect to an Interest Period pertaining to any Eurocurrency Loan, the rate of interest determined on the basis of the rate for deposits in Dollars or the relevant Foreign Currency, as the case may be, for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate Screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on such page of the Telerate Screen (or otherwise on the Telerate Service), the "Eurocurrency Base Rate" shall instead be the interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the average of the rates at which deposits in Dollars or the relevant Foreign Currency, as the case may be, approximately equal in principal amount to (i) in the case of a Eurocurrency Tranche, the portion of such Eurocurrency Tranche of the Lender serving as Administrative Agent and (ii) in the case of Eurodollar Competitive Loans, $5,000,000, and, in each case, for a maturity comparable to such Interest Period, are offered by the principal London office of JPMorgan Chase Bank for immediately available funds in the London interbank market at approximately 11:00 A.M., London time, two Business Days prior to the commencement of such Interest Period.

                  "Eurocurrency Loans": Loans the rate of interest applicable to which is based upon the Eurocurrency Rate.

                  "Eurocurrency Rate": with respect to each day during each Interest Period pertaining to a Eurocurrency Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                             Eurocurrency Base Rate
            --------------------------------------------------------
                    1.00 - Eurocurrency Reserve Requirements

                  "Eurocurrency Reserve Requirements": for any day as applied to a Eurocurrency Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves) under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

                  "Eurocurrency Revolving Loan": any Revolving Loan which is a Eurocurrency Loan.

                  "Eurocurrency Tranche": the collective reference to Eurocurrency Loans denominated in the same currency made by the Lenders to the Borrower, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Eurocurrency Loans shall originally have been made on the same day).

                  "Eurodollar Competitive Loan": any Competitive Loan bearing interest at a rate determined by reference to the Eurocurrency Base Rate.

                  "Euros": the single currency of participating member states of the European Monetary Union introduced in accordance with the provisions of
Article 109(1)4 of the Treaty of Rome of March 25, 1957 (as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992 and came into force on November 1, 1993) as amended from time to time) and as referred to in legislative measures of the European Union for the introduction of, changeover to or operating of the euro in one or more member states.

                  "Event of Default": any of the events specified in Section 7, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  "Excess Utilization Day": each day on which the Commitment Utilization Percentage exceeds 33 1/3%.

                  "Exchange Rate": on any day, with respect to any currency, the rate at which such currency may be exchanged into any other currency, as set forth at approximately 11:00

A.M., London time, on such date on the Reuters World Currency Page for such currency. In the event that such rate does not appear on any Reuters World Currency Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be selected by the Administrative Agent, or, in the event no such service is selected, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 A.M., local time, on such date for the purchase of the relevant currency for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent, after consultation with the Borrower, may use any reasonable method it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error; provided, further, that in any event, the Administrative Agent shall provide the Borrower with reasonable details of the source for such rate.

                  "Exemption Certificate": a certificate substantially in the form of Exhibit E.

                  "Existing Credit Agreements": the collective reference to (i) the Credit Agreement, dated as of November 17, 1997, as amended, among the Borrower, as the borrower, the lenders from time to time parties thereto, BankBoston, N.A., Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, and PNC Bank, National Association, as the syndication agents, and Mellon Bank, N.A., as administrative agent, and (ii) the Credit Agreement, dated as of December 20, 2000, among the Borrower, as the borrower, the lenders from time to time parties thereto, and Deutsche Bank AG, New York Branch, as administrative agent.

                  "Facility Fee Rate": the Facility Fee Rate will be determined pursuant to the Pricing Grid.

                  "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by JPMorgan Chase Bank from three federal funds brokers of recognized standing selected by it.

                  "Fixed Rate": with respect to any Competitive Loan (other than a Eurodollar Competitive Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.

                  "Fixed Rate Loan": a Competitive Loan bearing interest at a Fixed Rate.

                  "Foreign Currency": Euros, Canadian Dollars, Sterling and Yen.

                  "Foreign Currency Equivalent": at any time as to any amount denominated in Dollars, the equivalent amount in the relevant Foreign Currency as determined by the Administrative Agent at such time on the basis of the Exchange Rate for the purchase of such Foreign Currency with Dollars on the date of determination thereof.

                  "Foreign Subsidiary": any Subsidiary of the Borrower that is not a Domestic Subsidiary.

                  "Funding Office": the office or offices of the Administrative Agent specified in Section 9.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.

                  "GAAP": generally accepted accounting principles in the United States as in effect from time to time, except that for purposes of Section 6.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 3.1, except for the adoption of SFAS 142.

                  "Governmental Authority": any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

                  "Group Members": the collective reference to the Borrower and its Subsidiaries.

                  "Guarantee": the Guarantee, dated as of June 27, 2002, by each Subsidiary Guarantor in favor of the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit H.

                  "Guarantee Equivalent": a Person (the "Deemed Guarantor") shall be deemed to be subject to a Guarantee Equivalent in respect of any obligation (the "Assured Obligation") of another Person (the "Deemed Obligor") if the Deemed Guarantor directly or indirectly guarantees, becomes surety for, endorses, assumes, agrees to indemnify the Deemed Obligor against, or otherwise agrees, becomes or remains liable (contingently or otherwise) for, such Assured Obligation, in whole or in part. Without limitation, a Guarantee Equivalent shall be deemed to exist if a Deemed Guarantor enters into, agrees, becomes or remains liable (contingently or otherwise), directly or indirectly, to do any of the following: (a) purchase or assume, or to supply funds for the payment, purchase or satisfaction of, an Assured Obligation, (b) make any loan, advance, capital contribution or other investment in, or to purchase or lease any property or services from, a Deemed Obligor (i) to maintain the solvency of the Deemed Obligor, (ii) to enable the Deemed Obligor to meet any other financial condition, (iii) to enable the Deemed Obligor to satisfy any Assured Obligation or to make any Stock Payment or any other payment, or (iv) to assure the holder of such Assured Obligation against loss, (c) purchase or lease property or services from the Deemed Obligor regardless of the non-delivery of or failure to furnish of such property or services, (d) a transaction having the characteristics of a take-or-pay or throughput contract, (e) be or become liable, contingently or otherwise, to reimburse a third party in respect of a letter of credit, surety bond or other form of credit support issued for the account of the Deemed Obligor, which letter of credit, surety bond or other credit support is used or available for use to supply funds for the satisfaction of an Assured Obligation, or (f) any other transaction the effect of which is to assure the payment or performance (or payment of damages or other remedy in the event of nonpayment or nonperformance) in whole or in part of any Assured Obligation; provided, however, that the term Guarantee Equivalent shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Equivalent of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Equivalent is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Equivalent, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Equivalent shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                  "Hedge Agreements": all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

                  "Immaterial Subsidiary": any Subsidiary that has assets with a total book value and fair market value of less than $10,000,000.

                  "Indebtedness": of a Person (without duplication): (a) all obligations on account of money borrowed by, or for or on account of deposits with or advances to, such Person, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person for the deferred purchase price of property or services (except trade accounts payable arising in the ordinary course of business), (d) all obligations secured by a Lien on property owned by such Person (whether or not assumed, and without regard to any limitation of the rights and remedies of the holder of such Lien to repossession or sale of such property), (e) all obligations of such Person under leases which are, or which should in accordance with GAAP be accounted for as, Capital Lease Obligations (without regard to any limitation of the rights and remedies of the lessor under such capitalized lease to repossession or sale of such property), (f) the unreimbursed amount of all drawings under any letter of credit issued for the account of such Person, (g) all obligations of such Person in respect of acceptances or similar obligations issued for the account of such Person, (h) the maximum repurchase price of any Disqualified Capital Stock of such Person, and (i) all Indebtedness of others of as to which such Person is the Deemed Guarantor under a Guarantee Equivalent.

                  "Indemnitee": as defined in Section 9.5(d).

                  "Indemnified Liabilities": as defined in Section 9.5(d).

                  "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Insolvent":  pertaining to a condition of Insolvency.

                  "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, domain names, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Interest Payment Date": (a) as to any ABR Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurocurrency Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurocurrency Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period, (d) with respect to any Fixed Rate Loan, the last day of the Interest Period applicable to the borrowing of which such Loan is a part and, in the case of a Fixed Rate Loan with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such borrowing, (e) with respect to any Swingline Loan, the date established as such by the Borrower and the relevant Swingline Lender, as the case may be, prior to the making thereof (but in any event no later than the Termination Date) and (f) as to any Loan (other than any Revolving Loan that is an ABR Loan and any Swingline Loan), the date of any repayment or prepayment made in respect thereof.

                  "Interest Period": (a) as to any Eurocurrency Loan, (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurocurrency Loan and ending one, two or three weeks or one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurocurrency Loan and ending one, two or three weeks or one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 11:00 A.M., New York City time, in the case of Revolving Loans denominated in Dollars, and 3:00 P.M., London time, in the case of Multicurrency Loans, three Business Days prior to the last day of the then current Interest Period with respect thereto and (b) with respect to any Fixed Rate Borrowing, the period (which shall not be less than 7 days or more than 360 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                  (ii) the Borrower may not select an Interest Period that would extend beyond the Termination Date; and

                  (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

                  "Investment Grade Rating Condition": the Borrower shall be deemed to have satisfied this requirement on a particular day if and only if, on such day, the Borrower Debt Rating is rated BBB- or higher by S&P and Baa3 or higher by Moody's (or in each case, a comparable rating from a generally recognized successor to such rating agency).

                  "Investments":  as defined in Section 6.11.

                  "Issuing Lender": any Lender designated as an Issuing Lender in an Issuing Lender Agreement executed by such Lender, the Borrower and the Administrative Agent; provided, that the Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by any of its Lender Affiliates (in which case the term "Issuing Lender" shall include such Lender Affiliate with respect to Letters of Credit issued by such Lender Affiliate).

                  "Issuing Lender Agreement": an agreement, substantially in the form of Exhibit G, executed by a Lender, the Borrower, and the Administrative Agent pursuant to which such Lender agrees to become an Issuing Lender hereunder.

                  "Judgment Currency":  as defined in Section 2.29(b).

                  "L/C Commitment":  $50,000,000.

                  "L/C Fee Payment Date": (a) the third Business Day following the last day of each March, June, September and December and (b) the last day of the Commitment Period.

                  "L/C Obligations": at any time, an amount equal to the sum of
(a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit (including the Dollar Equivalent of Letters of Credit issued in Foreign Currencies) and (b) the aggregate amount of drawings under Letters of Credit (including the Dollar Equivalent of drawings in Foreign Currencies which have not been converted to Dollars) that have not then been reimbursed pursuant to Section 2.9.

                  "L/C Participants": the collective reference to all the Lenders other than the relevant Issuing Lender.

                  "Lender Affiliate": (a) any Affiliate of any Lender, (b) any Person that is administered or managed by any Lender or any Affiliate of any Lender and that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and (c) with respect to any Lender which is a fund that invests in commercial loans and similar extensions of credit, any other fund that invests in commercial loans and similar extensions of credit and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such Lender or investment advisor.

                  "Lenders": as defined in the preamble hereto; provided, that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Conduit Lender.

                  "Letters of Credit":  as defined in Section 2.6(a).

                  "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing). For the avoidance of doubt, "Liens" shall not include provisions in agreements governing Indebtedness permitted under Section 6.2(h) of Foreign Subsidiaries (or of Domestic Subsidiaries relating to borrowings by foreign divisions thereof), and in guaranties of such Indebtedness by the Borrower or its Subsidiaries permitted under this Agreement, whereby the Borrower or a Subsidiary (i) has agreed, upon demand by the lender of such Indebtedness, either to grant Liens on its property to secure such Indebtedness or guaranty or to pay or cause to be paid such Indebtedness, or (ii) has granted Liens on property in the possession of the lender of such Indebtedness from time to time to secure such Indebtedness or guaranty; provided, that the Borrower or any Subsidiary (x) may not actually grant any Lien pursuant to the foregoing clause (i) or (y) may not actually permit any Lien to attach to any property described in the foregoing clause
(ii), except, under the foregoing clause (ii), freely transferable deposits maintained with such lender and other cash equivalent items deposited with such lender in the ordinary course of the Borrower's or such Subsidiary's cash management operations and not for the purpose of securing obligations owed to such lender.

                  "Loan": any loan made by any Lender pursuant to this Agreement.

                  "Loan Documents": this Agreement, the Guarantee and the Notes.

                  "Loan Parties": each Group Member that is a party to a Loan Document.

                  "Margin": with respect to any Competitive Loan bearing interest at a rate based on the Eurodollar Base Rate, the marginal rate of interest, if any, to be added to or subtracted from the Eurodollar Base Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

                  "Material Adverse Effect": a material adverse effect on (a) the business, property, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder. It is hereby understood that the contemplated charge to be recorded in the fiscal quarter ending June 30, 2002 in the amount of approximately $250,000,000 relating to the implementation of SFAS 142, which was previously disclosed by the Borrower to the Administrative Agent and the Lenders, shall not, in and of itself, constitute a Material Adverse Effect.

                  "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                  "Moody's":  Moody's Investors Service, Inc.

                  "Multicurrency Percentage": as to any Multicurrency Lender at any time, the percentage which such Lender's Multicurrency Subcommitment then constitutes of the aggregate amount of Multicurrency Subcommitments.

                  "Multicurrency Lender": each Lender with a Multicurrency Subcommitment.

                  "Multicurrency Loans":  as defined in Section 2.1(b).

                  "Multicurrency Subcommitment": as to any Lender, the obligation of such Lender, if any, to make Multicurrency Loans in an aggregate principal amount not to exceed the amount set forth under the heading "Multicurrency Subcommitment" opposite such Lender's name on Schedule 1.1 or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Multicurrency Subcommitments is $400,000,000.

                  "Multicurrency Sublimit":  $400,000,000.

                  "Multiemployer Plan": a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Net Non-Guarantor Investments": at any time, the aggregate amount of Investments (other than the Widia Acquisition) and Restricted Payments made by the Borrower and the Subsidiary Guarantors after the Closing Date in or to any Non-Guarantor Subsidiary pursuant to Sections 6.11(d), (e) and (f) (including, without limitation, Investments which result in the acquisition or creation of a Non-Guarantor Subsidiary or the acquisition of any Capital Stock of any Person incorporated or formed under the laws of any jurisdiction (other than the United States of America or any State thereof)) or which is not a Subsidiary Guarantor minus the aggregate amount of Investments and Restricted Payments made by Non-Guarantor Subsidiaries after the Closing Date in or to the Borrower or any Subsidiary Guarantor pursuant to Sections 6.11(d), (e) and (f).

                  "New York Process Agent":  as defined in Section 9.12(b).

                  "Non-Excluded Taxes":  as defined in Section 2.25(a).

                  "Non-Guarantor Subsidiary": any Subsidiary that is not a Subsidiary Guarantor.

                  "Non-U.S. Lender":  as defined in Section 2.25(d).

                  "Notes": the collective reference to any promissory note evidencing Loans.

                  "Obligations": with respect to the Borrower, the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender (or, in the case of Specified Hedge Agreements, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all reasonable fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

                  "Other Taxes": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

                  "Outstanding Committed Extensions of Credit": as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans (or the Dollar Equivalent thereof in the case of Multicurrency Loans) held by such Lender then outstanding, (b) such Lender's Revolving Percentage of the L/C Obligations then outstanding, and (c) such Lender's Revolving Percentage of the aggregate principal amount of Committed Swingline Loans then outstanding.

                  "Participant":  as defined in Section 9.6(c)(i).

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

                  "Permitted Liens:  as defined in Section 6.3.

                  "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan": at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pricing Grid":  the table set forth below:


-----------------------------------------------------------------------------------------------------------------------------------
                                              Level I            Level II          Level III         Level IV          Level V
-----------------------------------------------------------------------------------------------------------------------------------
Based upon the Borrower Debt Ratings    Baa1 by Moody's and   Baa2 by Moody's   Baa3 by Moody's   Ba1 by Moody's   Ba2 by Moody's
(shown in basis points):                   BBB+ by S&P or     and BBB by S&P    and BBB- by S&P   and BB+ by S&P    and BB by S&P
                                               better                                                                  or less
-----------------------------------------------------------------------------------------------------------------------------------
Facility Fee Rate                               15.0               20.0              22.5              30.0             35.0
-----------------------------------------------------------------------------------------------------------------------------------
Eurocurrency Applicable Margin                  60.0               80.0             102.5             145.0            165.0
-----------------------------------------------------------------------------------------------------------------------------------
Utilization Fee Rate                            12.5               12.5              25.0              25.0             25.0
-----------------------------------------------------------------------------------------------------------------------------------
ABR Applicable Margin                            0.0                0.0               2.5              45.0             65.0
-----------------------------------------------------------------------------------------------------------------------------------
Standby Letter of Credit Fee Rate               60.0               80.0             102.5             145.0            165.0
-----------------------------------------------------------------------------------------------------------------------------------
Trade Letter of Credit Fee Rate                 30.0               40.0             51.25              72.5             82.5
-----------------------------------------------------------------------------------------------------------------------------------

                  For purposes of the foregoing, if (a) the Borrower Debt Ratings fall within different consecutive Levels, the lower-numbered Level shall apply (e.g., if the Borrower were to be rated Baa2 by Moody's and BBB- by S&P, Level II pricing would apply), (b) the Borrower Debt Ratings fall within different Levels, and the higher numbered Level is more than one numbered Level higher than the lower numbered Level, then the next higher numbered Level from that of the lower numbered Level shall apply (e.g., if the Borrower were to be rated Baa1 by Moody's and BB+ by S&P, Level II pricing would apply), (c) the Borrower Debt Rating of only one of the Moody's and S&P is available, then the Level determined by Moody's or S&P, as available, shall apply and (d) a Borrower Debt Rating is available from neither of Moody's or S&P, then Level V shall apply.

                  "Properties":  as defined in Section 3.15(a).

                  "Qualified Receivables Transaction": any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Receivables Entity (in the case of a transfer by the Borrower or any of its Subsidiaries) or (b) any other Person (in the case of a transfer by a Receivables Entity), or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of the Borrower or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable, the proceeds of such receivables and other assets which are customarily transferred, or in respect of which security interests are customarily granted, in connection with asset securitization involving accounts receivable.

                  "Quoted Rate Swingline Lender": with respect to Quoted Swingline Loans, any Lender designated from time to time by the Borrower, and approved by such Lender, as a "Quoted Rate Swingline Lender".

                  "Quoted Swingline Loans":  as defined in Section 2.4(a).

                  "Quoted Swingline Rate":  as defined in Section 2.4(a).

                  "Recapture Indebtedness":  as defined in Section 6.2(g).

                  "Receivables Entity": a Wholly Owned Subsidiary of the Borrower (or another Person in which the Borrower or any Subsidiary makes an Investment pursuant to Section 6.11(h) and to which the Borrower or any Subsidiary transfers accounts receivable and related assets pursuant to a Qualified Receivables Transaction) which engages in no activities other than in connection with the financing of accounts receivable and whose assets consist solely of receivables and related assets transferred to such entity in connection with a Qualified Receivables Transaction:

                  (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which:

                           (i) is guaranteed by the Borrower or any Subsidiary
                  (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings);

                           (ii) is recourse to or obligates the Borrower or any
                  Subsidiary in any way other than pursuant to Standard Securitization Undertakings; or

                           (iii) subjects any property or asset of the Borrower
                  or any Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings;

                  (b) with which neither the Borrower nor any Subsidiary has any material contact, agreement, arrangement or understanding (except in connection with a Qualified Receivables Transaction) other than on terms no less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower, other than fees payable in the ordinary course of business in connection with servicing accounts receivable; and

                  (c) to which neither the Borrower nor any Subsidiary has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results (except pursuant to Standard Securitization Undertakings).

                  Any designation by the Borrower of a Wholly Owned Subsidiary as a Receivables Entity shall be evidenced to the Administrative Agent by filing with the Administrative Agent a certificate from a Responsible Officer of the Borrower certifying that such designation complied with the foregoing conditions.

                  "Refunded Swingline Loans": as defined in Section 2.4(c).

                  "Refunding Date": as defined in Section 2.4(d).

                  "Register": as defined in Section 9.6(b)(iv).

                  "Regulation U": Regulation U of the Board as in effect from time to time.

                  "Reimbursement Obligation": the obligation of the Borrower to reimburse the relevant Issuing Lender pursuant to Section 2.9 for amounts drawn under Letters of Credit.

                  "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

                  "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under Sections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. Section 4043.

                  "Requested Multicurrency Loans": as defined in Section
2.31(a).

                  "Required Lenders": at any time, the holders of more than 50% of the Total Commitments then in effect or, if the Commitments have been terminated, the Total Outstanding Extensions of Credit.

                  "Required Multicurrency Lenders": at any time, the holders of more than 50% of the Multicurrency Subcommitments then in effect.

                  "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Reset Date": as defined in Section 2.30.

                  "Responsible Officer": the chief executive officer, president, chief financial officer, treasurer or controller of the Borrower, but in any event, with respect to financial matters, the chief financial officer, treasurer or controller of the Borrower.

                  "Restricted Payments": the declaration or payment of any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or the making of any payment on account of, or the setting apart of assets for a sinking or other analogous fund for, or the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Group Member, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Group Member

                  "Revolving Loans": the collective reference to Dollar Revolving Loans and Multicurrency Loans.

                  "Revolving Percentage": as to any Lender at any time, the percentage which such Lender's Commitment then constitutes of the Total Commitments or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate amount of such Lender's Outstanding Committed Extensions of Credit then outstanding constitutes of the aggregate Outstanding Committed Extensions of Credit.

                  "S&P": Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc.

                  "SEC": the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

                  "SFAS 142": FASB statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets".

                  "Significant Subsidiary": any Subsidiary of the Borrower (a) which, together with its Subsidiaries (determined on a consolidated basis), has assets with a book value greater than or equal to $75,000,000 (or, if less, commencing with the first fiscal quarter ending after the Closing Date, 5% of the total assets of the Borrower and its Subsidiaries (determined on a consolidated basis) as of the end of the most recently completed fiscal quarter for which financial information is available), determined in accordance with GAAP (b) which, together with its Subsidiaries (determined on a consolidated basis), has net outside sales greater than or equal to $75,000,000 (or, if less, commencing with the first fiscal quarter after the Closing Date, 5% of the net outside sales of the Borrower and its Subsidiaries (determined on a consolidated basis) for the most recent four fiscal quarters for which financial information is available), determined in accordance with GAAP or (c) designated by the Borrower as a Significant Subsidiary by written notice to the Administrative Agent. As used in the foregoing definition, "net outside sales" means gross sales to Persons other than the Borrower and its consolidated Subsidiaries, net of cash discounts, customer returns and allowances.

                  "Single Employer Plan": any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

                  "Solvent": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

                  "Specified Hedge Agreement": any Hedge Agreement entered into by the Borrower and any Lender or Lender Affiliate.

                  "Standard Securitization Undertakings": representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary which are reasonably customary in securitization of accounts receivables transactions (it being understood that in no event shall Standard Securitization Undertakings include any Guarantee Equivalents in respect of principal or interest on the financing for any Qualified Receivables Transaction).

                  "Standby Letter of Credit": a standby letter of credit issued to support obligations of the Borrower or its Subsidiaries, contingent or otherwise.

                  "Standby Letter of Credit Fee Rate": the Standby Letter of Credit Fee Rate shall be determined pursuant to the Pricing Grid.

                  "Sterling": British Pounds Sterling, the lawful currency of the United Kingdom.

                  "Stock Payment": by any Person, any dividend, distribution or payment of any nature (whether in cash, securities, or other property) on account of or in respect of any shares of the capital stock or other equity interests (or warrants, options or rights therefor) of such Person, including but not limited to any payment on account of the purchase, redemption, retirement, defeasance or acquisition of any shares of the capital stock or other equity interests (or warrants, options or rights therefor) of such Person, in each case regardless of whether required by the terms of such capital stock or other equity interest (or warrants, options or rights) or any other agreement or instrument.

                  "Subsidiary": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                  "Subsidiary Guarantor": each Significant Subsidiary of the Borrower which is a Domestic Subsidiary.

                  "Swingline Commitment": the obligation of the Committed Swingline Lender to make Committed Swingline Loans pursuant to Section 2.4 in an aggregate principal amount at any one time outstanding not to exceed $25,000,000.

                  "Swingline Exposure": at any time, the sum of the aggregate outstanding principal amount of Committed Swingline Loans at such time. The Swingline Exposure of any Lender at any time shall mean its Revolving Percentage of the Swingline Exposure at such time.

                  "Swingline Lenders": the collective reference to the Committed Swingline Lender and the Quoted Rate Swingline Lenders (each, a "Swingline Lender").

                  "Swingline Loans": the collective reference to the Committed Swingline Loans and the Quoted Swingline Loans.

                  "Swingline Participation Amount": as defined in Section
2.5(d).

                  "Termination Date": June 27, 2005.

                  "Total Commitments": at any time, the aggregate amount of the Commitments then in effect.

                  "Total Outstanding Extensions of Credit": at any time, the sum of (a) the aggregate amount of the Outstanding Committed Extensions of Credit of the Lenders outstanding at such time plus (b) the aggregate outstanding principal amount of any Quoted Swingline Loans and (c) the aggregate principal amount of all Competitive Loans then outstanding.

                  "Trade Letter of Credit": a trade letter of credit issued to provide a primary means of payment in respect of the purchase of goods or services by the Borrower or its Subsidiaries in the ordinary course of business.

                  "Trade Letter of Credit Fee Rate": the Trade Letter of Credit Fee Rate shall be determined pursuant to the Pricing Grid.

                  "Transferee": any Assignee or Participant.

                  "Type": as to any Loan, its nature as an ABR Loan or a Eurocurrency Loan.

                  "United States": the United States of America.

                  "U.S. Person": a citizen, national or resident of the United States of America, or an entity organized in or under the laws of the United States of America.

                  "Utilization Fee": as defined in Section 2.14(b).

                  "Utilization Fee Rate": the Utilization Fee Rate will be determined pursuant to the Pricing Grid.

                  "Widia": the European and Indian metalworking divisions of Milacron Inc.

                  "Widia Acquisition": the acquisition by the Borrower of Widia for approximately E 188 million.

                  "Wholly Owned Subsidiary": as to any Person, any other Person all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

                  "Wholly Owned Subsidiary Guarantor": any Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Borrower.

                  "Yen": the lawful currency of Japan.

                  1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

                  (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Group Member not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation", (iii) the word "incur" shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words "incurred" and "incurrence" shall have correlative meanings), (iv) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, accounts receivable, leasehold interests and contract rights, and (v) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  1.3 Currency Conversion. (a) If more than one currency or currency unit are at the same time recognized by the central bank of any country as the lawful currency of that country, then (i) any reference in the Loan Documents to, and any obligations arising under the Loan Documents in, the currency of that country shall be translated into or paid in the currency or currency unit of that country designated by the Administrative Agent and (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognized by the central bank for conversion of that currency or currency unit into the other, rounded up or down by the Administrative Agent as it deems appropriate.

                  (b) If a change in any currency of a country occurs, this Agreement shall be amended (and each party hereto agrees to enter into any supplemental agreement necessary to effect any such amendment) to the extent that the Administrative Agent determines such amendment to be necessary to reflect the change in currency and to put the Lenders in the same position, so far as possible, that they would have been in if no change in currency had occurred.

                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

                  2.1 Commitments. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans denominated in Dollars ("Dollar Revolving Loans") to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Percentage of the Outstanding Committed Extensions of Credit, shall not exceed such Lender's Commitment. The Borrower shall not request and no Lender shall be required to make any Dollar Revolving Loan if, after making such Dollar Revolving Loan, the Total Outstanding Extensions of Credit shall exceed the Total Commitments then in effect. During the Commitment Period, the Borrower may use the Commitments by borrowing, prepaying and reborrowing the Dollar Revolving Loans in whole or in part, all in accordance with the terms and conditions hereof. The failure of any Lender to make any Dollar Revolving Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Dollar Revolving Loans as required. The Dollar Revolving Loans may from time to time be Eurocurrency Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2(a) and 2.18.

                  (b) The Borrower shall repay all outstanding Dollar Revolving Loans borrowed by it on the earlier of the Termination Date and the date on which the Dollar Revolving Loans shall become due and payable in accordance with
Section 7.

                  (c) Subject to the terms and conditions hereof (including, without limitation, Section 2.31), each Multicurrency Lender severally agrees, from time to time during the Commitment Period, to make revolving credit loans denominated in one or more Foreign Currencies ("Multicurrency Loans") to the Borrower in an aggregate principal amount (based on the Dollar Equivalent of such Multicurrency Loans) at any one time outstanding which (a) shall not exceed such Multicurrency Lender's Multicurrency Subcommitment and (b) when added to such Lender's Revolving Percentage of the Outstanding Committed Extensions of Credit, shall not exceed such Lender's Commitment. The Borrower shall not request and no Multicurrency Lender shall be required to make any Multicurrency Loan if, after making such Multicurrency Loan (i) the Total Outstanding Extensions of Credit shall exceed the Total Commitments then in effect or (ii) the Dollar Equivalent of the aggregate outstanding Multicurrency Loans shall exceed the Multicurrency Sublimit. During the Commitment Period, the Borrower may borrow, prepay and reborrow Multicurrency Loans, in whole or in part, all in accordance with the terms and conditions hereof. All Multicurrency Loans shall be Eurocurrency Loans.

                  (d) The Borrower shall repay all outstanding Multicurrency Loans borrowed by it on the earlier of the Termination Date and the date on which the Multicurrency Loans shall become due and payable in accordance with
Section 7.

                  2.2 Procedure for Revolving Loan Borrowing. (a) The
Borrower may borrow Dollar Revolving Loans under the Commitments during the Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent (a) prior to 11:00 A.M., New York City time, three Business Days prior to the requested Borrowing Date, in the case of Eurocurrency Loans or
(b) prior to 11:00 A.M., New York City time, on the requested Borrowing Date, in the case of ABR Loans), specifying (i) the amount and Type of Dollar Revolving Loans to be borrowed, (ii) the requested Borrowing Date, and (iii) in the case of Eurocurrency Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. Any Dollar Revolving Loans made on the Closing Date shall initially be ABR Loans. Each borrowing of Dollar Revolving Loans under the Commitments shall be in an amount equal to (x) in the case of ABR Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate Available Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurocurrency Loans, $3,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the then aggregate Available Commitments are less than $1,000,000, such lesser amount); provided, that the Committed Swingline Lender and the Quoted Rate Swingline Lenders may request, on behalf of the Borrower, borrowings under the Commitments that are ABR Loans in other amounts pursuant to Section 2.5. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Subject to Section 2.31, each Lender will make the amount of its pro rata share of each borrowing of Dollar Revolving Loans available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Subject to
Section 2.31, such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available in Dollars to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent or by wire transfer of such amounts to an account designated in writing by the Borrower to the Administrative Agent in connection with the relevant borrowing.

                  (b) The Borrower may borrow Multicurrency Loans under the Multicurrency Subcommitments during the Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 3:00 P.M., London time, three Business Days prior to the requested Borrowing Date), specifying (i) the requested Borrowing Date, (ii) the respective amounts of each Multicurrency Loan in each Foreign Currency and (iii) the respective lengths of the initial Interest Period therefor. Each borrowing under the Multicurrency Subcommitments shall be in an amount equal to (w) in the case of Multicurrency Loans denominated in Sterling, L1,000,000 or a whole multiple of L100,000 in excess thereof, (x) in the case of Multicurrency Loans denominated in Euros, E1,000,000 or a whole multiple of E100,000 in excess thereof, (y) in the case of Multicurrency Loans denominated in Canadian Dollars, C1,000,000 or a whole multiple of C100,000 in excess thereof and (z) in the case of Multicurrency Loans denominated in Yen, Y100,000,000 or a whole multiple of Y10,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Multicurrency Lender thereof. Each Multicurrency Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, London time, in each case, on the Borrowing Date requested by the Borrower in funds immediately available in the relevant Foreign Currency to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Multicurrency Lenders and in like funds as received by the Administrative Agent or by wire transfer of such amounts to an account designated in writing by the Borrower to the Administrative Agent in connection with the relevant borrowing.

                  2.3 Competitive Bid Procedure(a) . (a) Subject to the terms and conditions set forth herein, from time to time during the Commitment Period the Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans in Dollars; provided that, after making such Competitive Loans, the Total Outstanding Extensions of Credit shall not exceed the Total Commitments then in effect. To request Competitive Bids, the Borrower shall notify the Administrative Agent of such request by telephone, in the case of a Eurodollar Competitive Loan, not later than 11:00 A.M., New York City time, five Business Days before the date of the proposed borrowing and, in the case of a Fixed Rate Loan, not later than 10:00 A.M., New York City time, one Business Day before the date of the proposed borrowing; provided that the Borrower may only submit one Competitive Bid Request on any day, but a Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Competitive Bid Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Competitive Bid Request shall specify the following information:

                  (i) the aggregate amount of the requested borrowing;

                  (ii) the Borrowing Date, which shall be a Business Day;

                  (iii) whether such borrowing is to be a Eurodollar Competitive Loan or a Fixed Rate Loan;

                  (iv) the Interest Period to be applicable to such borrowing, which shall be a period contemplated by the definition of the term "Interest Period"; and

                  (v) the location and number of the Borrower's account to which funds are to be disbursed.

Promptly following receipt of a Competitive Bid Request in accordance with this
Section 2.3, the Administrative Agent shall notify the Lenders of the details thereof by telecopy, inviting the Lenders to submit Competitive Bids.

                  (b) Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to the Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Administrative Agent and must be received by the Administrative Agent by telecopy, in the case of a Eurodollar Competitive Loan, not later than 9:30 A.M., New York City time, four Business Days before the proposed date of such borrowing of a Competitive Loan, and in the case of a Fixed Rate Loan, not later than 9:30 A.M., New York City time, on the date of such borrowing of such Fixed Rate Loan. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender and the Borrower as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $10,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Loan requested by the Borrower) of the Competitive Loan or Loans that the Lender is willing to make, (ii) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof.

                  (c) The Administrative Agent shall promptly notify the Borrower by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

                  (d) Subject only to the provisions of this paragraph, the Borrower may accept or reject any Competitive Bid. The Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Eurodollar Competitive Loan, not later than 10:30 A.M., New York City time, three Business Days before the date of the proposed borrowing of such Eurodollar Competitive Loan, and in the case of a Fixed Rate Loan, not later than 10:30 A.M., New York City time, on the proposed date of the borrowing of such Fixed Rate Loan; provided that (i) the failure of the Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the aggregate amount of the requested Competitive Loans specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, the Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $10,000,000 and an integral multiple of $1,000,000 in excess thereof; provided further that if a Competitive Loan must be in an amount less than $10,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by the Borrower. A notice given by the Borrower pursuant to this paragraph shall be irrevocable.

                  (e) The Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.


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

                  (f) If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the Borrower at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section 2.3.

                  2.4 Swingline Commitment. (a) Subject to the terms and conditions hereof, (i) each Quoted Rate Swingline Lender may (but shall have no obligation to) make a portion of the credit otherwise available to the Borrower under the Total Commitments from time to time during the Commitment Period by making swing line loans ("Quoted Swingline Loans") on the basis of quoted interest rates (each, a "Quoted Swingline Rate") furnished by such Quoted Rate Swingline Lender from time to time in its discretion to the Borrower and accepted by the Borrower in its discretion and (ii) the Committed Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Commitments from time to time during the Commitment Period by making swing line loans ("Committed Swingline Loans") bearing interest at the ABR to the Borrower; provided that (i) the aggregate outstanding principal amount of Committed Swingline Loans at any time shall not exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with such Swingline Lender's other outstanding Revolving Loans, may exceed the Swingline Commitment then in effect), (ii) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed $100,000,000, and (iii) the Borrower shall not request, and no Swingline Lender shall make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the sum of the Total Outstanding Extensions of Credit would exceed the Total Commitments. During the Commitment Period, the Borrower may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swingline Loans shall be denominated in Dollars. Committed Swingline Loans shall be ABR Loans.

                  (b) The Borrower shall repay all outstanding Swingline Loans on the earlier of the Termination Date and the date on which the Swingline Loans shall become due and payable in accordance with Section 7.

                  2.5 Procedure for Swingline Borrowing; Refunding of Swingline Loans. (a) Whenever the Borrower desires that the Committed Swingline Lender make Committed Swingline Loans it shall give the Committed Swingline Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Committed Swingline Lender not later than 2:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Commitment Period). Each borrowing under the Swingline Commitment shall be in an amount equal to $1,000,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swingline Loans, the Committed Swingline Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Committed Swingline Loan to be made by the Committed Swingline Lender. The Administrative Agent shall make the proceeds of such Committed Swingline Loan available to the Borrower on such Borrowing Date by transferring such proceeds to an account designated by the Borrower no later than 4:00 P.M., New York City time on such Borrowing Date in immediately available funds.

                  (b) The Borrower shall give the Administrative Agent telephonic, written or telecopy notice in the form agreed to by the Borrower and the Administrative Agent (in the case of telephonic notice, such notice shall be promptly confirmed by telecopy) no later than 12:00 Noon, New York City time, on the day of a proposed Quoted Swingline Loan. Such notice shall be delivered on a Business Day, shall be irrevocable (subject to receipt by the Borrower of Quoted Swingline Rates acceptable to it) and shall refer to this Agreement and shall specify the requested Borrowing Date (which shall be a Business Day), the Interest Period (which must end no later than the Business Day prior to the Termination Date) during which it desires any requested Quoted Swingline Rate to apply, and the amount of such Swingline Loan. The Administrative Agent shall promptly advise the Quoted Rate Swingline Lenders of any notice received from the Borrower pursuant to this Section 2.5(b). In the event that the Borrower accepts a Quoted Swingline Rate in respect of a proposed Quoted Swingline Loan, it shall notify the Administrative Agent (which shall in turn notify the relevant Quoted Rate Swingline Lender) of such acceptance no later than 2:30 P.M., New York time, on the relevant Borrowing Date.

                  (c) The Committed Swingline Lender, at any time and from time to time in its sole and absolute discretion may (and, in any event, on the 15th day of each month (or if such day is not a Business Day, the next Succeeding Business Day) and the last Business Day of each month, the Committed Swingline Lender shall), on behalf of the Borrower (which hereby irrevocably directs the Committed Swingline Lender to act on its behalf), on one Business Day's notice given by the Committed Swingline Lender no later than 12:00 Noon, New York City time, request each Lender to make, and each Lender hereby agrees to make, a Dollar Revolving Loan, in an amount equal to such Lender's Revolving Percentage of the aggregate amount of the Committed Swingline Loans (the "Refunded Swingline Loans") of the Committed Swingline Lender outstanding on the date of such notice, to repay the Committed Swingline Lender. Each Lender shall make the amount of such Dollar Revolving Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Loans shall be immediately made available by the Administrative Agent to the Committed Swingline Lender for application by the Committed Swingline Lender to the repayment of the Refunded Swingline Loans. The Borrower irrevocably authorizes the Committed Swingline Lender to charge the Borrower's accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the Committed Swingline Lender's Refunded Swingline Loans.

                  (d) If prior to the time a Dollar Revolving Loan would have otherwise been made pursuant to Section 2.5(c), one of the events described in
Section 7(f) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swingline Lender in its sole discretion, Dollar Revolving Loans may not be made as contemplated by Section 2.5(c), each Lender shall, on the date such Dollar Revolving Loan was to have been made pursuant to the notice referred to in Section 2.5(c) (the "Refunding Date"), purchase for cash an undivided participating interest in the then outstanding Committed Swingline Loans by paying to the Committed Swingline Lender an amount (the "Swingline Participation Amount") equal to (i) such Lender's Revolving Percentage times (ii) the sum of the aggregate principal amount of Committed Swingline Loans made by the Committed Swingline Lender then outstanding that were to have been repaid with such Dollar Revolving Loans.



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

                  (e) Whenever, at any time after the Committed Swingline Lender has received from any Lender such Lender's Swingline Participation Amount, the Committed Swingline Lender receives any payment on account of its Committed Swingline Loans, the Committed Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Committed Swingline Loans then due); provided, however, that in the event that such payment received by the Committed Swingline Lender is required to be returned, such Lender will return to the Committed Swingline Lender any portion thereof previously distributed to it by the Committed Swingline Lender.

                  (f) Each Lender's obligation to make the Dollar Revolving Loans referred to in Section 2.5(c) and to purchase participating interests pursuant to Section 2.5(d) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or the Borrower may have against any Swingline Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in
Section 4; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  2.6 L/C Commitment. (a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 2.8(a), agrees to issue letters of credit (together with any Designated Letters of Credit, "Letters of Credit") for the account of the Borrower on any Business Day during the Commitment Period in such form as may be approved from time to time by such Issuing Lender; provided that no Issuing Lender shall have any obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the sum of the Total Outstanding Extensions of Credit would exceed the Total Commitments. Each Letter of Credit shall (i) be denominated in Dollars or a Foreign Currency, (ii) have a face amount of at least $10,000 or the Foreign Currency Equivalent thereof (unless otherwise agreed by the relevant Issuing Lender) and (iii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five Business Days prior to the Termination Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

                  (b) No Issuing Lender shall at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause any Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

                  (c) On the Closing Date, (i) the Borrower shall provide
Schedule 2.6, which Schedule shall list the Designated Letters of Credit, (ii) such Designated Letters of Credit shall be deemed to be Letters of Credit issued pursuant to and in compliance with this Section 2.6, (iii) the face amount of such Designated Letters of Credit shall be included in the calculation of the



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

available L/C Commitment and the Outstanding Committed Extensions of Credit,
(iv) the provisions of this Agreement shall apply thereto, and the Borrower and the Lenders hereunder hereby expressly assume all obligations with respect to such Letters of Credit that they would have if such Letters of Credit had been issued pursuant to this Agreement and (v) all liabilities of the Borrower with respect to such Designated Letters of Credit shall constitute obligations of the Borrower hereunder.

                  2.7 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that an Issuing Lender issue a Letter of Credit by delivering to the relevant Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may request. Upon receipt of any Application, such Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall any Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Lender and the Borrower. The relevant Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof. The relevant Issuing Lender shall promptly furnish to the Administrative Agent notice of the issuance of each Letter of Credit (including the amount thereof) in accordance with Section 2.13.

                  2.8 L/C Participations. (a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce each Issuing Lender to issue Letters of Credit, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions set forth below, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Percentage in each Issuing Lender's obligations and rights under and in respect of each Letter of Credit and the amount of each draft paid by each Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit for which any Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, the related Reimbursement Obligation shall be converted to Dollars in accordance with Section 2.9 and such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Percentage of the amount of such Reimbursement Obligation, or any part thereof, that is not so reimbursed.

                  (b) If any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 2.8(a) in respect of any unreimbursed portion of any payment made by any Issuing Lender under any Letter of Credit is paid to such Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to such Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the greater of (A) the daily average Federal Funds Effective Rate and (B) a rate determined by the Issuing Lender in accordance with banking industry rules on interbank compensation, in each case, during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 2.8(a) is not made available to such Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans. A certificate of such Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section 2.8 shall be conclusive in the absence of manifest error.

                  (c) Whenever, at any time after an Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 2.8(a), such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.

                  2.9 Reimbursement Obligation of the Borrower. The Borrower agrees to reimburse each Issuing Lender on the Business Day next succeeding the Business Day on which such Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by such Issuing Lender for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by such Issuing Lender in connection with such payment. Each such payment shall be made to such Issuing Lender at its address for notices referred to herein in the relevant currency and in immediately available funds, provided that if the Borrower does not reimburse the Issuing Lender for any draft paid by the Issuing Lender under any Letter of Credit issued by such Issuing Lender in a Foreign Currency on the date required pursuant to the first sentence of this Section 2.9, the Issuing Lender shall convert such Reimbursement Obligation into Dollars at the rate of exchange then available to the Issuing Lender in the interbank market where its foreign currency exchange operations in respect of such Foreign Currency are then being conducted and the Borrower shall thereafter be required to reimburse the Issuing Lender in Dollars for such Reimbursement Obligation (in the amount so converted). Subject to the next succeeding sentence, interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth in (i) until the Business Day next succeeding the date of the relevant notice, Section 2.20 (b) and (ii) thereafter, Section 2.20(e). Interest shall be payable on any such amounts denominated in a Foreign Currency from the date on which the relevant draft is paid until payment in full or conversion to Dollars as provided herein at the rate determined by the Issuing Lender as its cost of funding such payment.

                  2.10 Obligations Absolute. The Borrower's obligations under this Agreement with respect to Letters of Credit shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with each Issuing Lender that no Issuing Lender shall be responsible for, and the Borrower's Reimbursement Obligations under
Section 2.9 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Issuing Lender. The Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of any Issuing Lender to the Borrower.

                  2.11 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the relevant Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of an Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

                  2.12 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall apply.

                  2.13 Certain Reporting Requirements. Each Issuing Lender will report in writing to the Administrative Agent (i) on the fifth Business Day prior to the end of each fiscal quarter of the Borrower, the aggregate stated amount of Letters of Credit issued by it and outstanding as of the last Business Day of the preceding week and (ii) on or prior to each Business Day on which an Issuing Lender expects to issue or amend any Letter of Credit, the date of such issuance or amendment and the aggregate stated amount of Letters of Credit to be issued by it and outstanding after giving effect to such issuance or amendment (and such Issuing Lender shall advise the Administrative Agent on such Business Day whether such issuance or amendment occurred and whether the amount thereof changed).

                  2.14 Fees and Other Charges, etc. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee for the period from and including the date hereof to the last day of the Commitment Period, computed at the Facility Fee Rate on the average daily amount of the Commitment of such Lender (whether or not utilized) during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the later of the Termination Date and the date the Commitments have been terminated and the principal of and interest on each Loan, all fees and all other expenses or amounts payable under this Agreement shall have been paid in full. For the avoidance of doubt, if any Lender continues to have any Outstanding Committed Extensions of Credit after its Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Lender's Outstanding Committed Extensions of Credit from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Outstanding Committed Extensions of Credit.

                  (b) The Borrower agrees to pay to the Administrative Agent for the account of each Lender on the last day of each March, June, September and December and on the later of the Termination Date and the date the Commitments have been terminated and the principal of and interest on each Loan, all fees and all other expenses or amounts payable under this Agreement shall have been paid in full, a utilization fee (a "Utilization Fee") at a rate per annum equal to the Utilization Fee Rate for each Excess Utilization Day during the period covered by such Interest Payment Date on such Lender's Outstanding Committed Extensions of Credit then outstanding on such Excess Utilization Day.

                  (c) The Borrower will pay a fee on all outstanding Letters of Credit at a per annum rate equal to the Standby Letter of Credit Fee Rate or the Trade Letter of Credit Fee Rate, as applicable, shared ratably among the Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, the Borrower shall pay to each Issuing Lender for its own account a fronting fee of 0.125% per annum on the undrawn and unexpired amount of each Letter of Credit by such Issuing Lender, payable quarterly in arrears on each L/C Fee Payment Date after the Issuance Date.

                  (d) In addition to the foregoing fees, the Borrower shall pay or reimburse each Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

                  (e) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates previously agreed to in writing by the Borrower and the Administrative Agent.

                  2.15 Optional Termination or Reduction of Commitments. The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments; provided that no such termination or reduction of Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swingline Loans made on the effective date thereof, the Total Outstanding Extensions of Credit would exceed the Total Commitments. Any such reduction shall be in an amount equal to $10,000,000, or an integral multiple of $1,000,000 in excess thereof, and shall reduce permanently the Commitments then in effect. Any reduction of the Total Commitments to an amount below $400,000,000 shall result in an automatic dollar-for-dollar reduction of the Multicurrency Sublimit.

                  2.16 Optional Prepayments(a) . (a) The Borrower may at any time and from time to time prepay the Loans (other than Multicurrency Loans), in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent not later than 11:00 A.M., New York City time, three Business Days prior to the date of prepayment, in the case of

Eurocurrency Loans denominated in Dollars, and not later than 11:00 A.M., New York City time, one Business Day prior to the date of prepayment, in the case of ABR Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurocurrency Loans denominated in Dollars or ABR Loans; provided, that if a Eurocurrency Loan denominated in Dollars is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.26; provided, further, that Competitive Loans may not be prepaid without the relevant Lenders' prior consent. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are ABR Loans and Swingline Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Dollar Revolving Loans shall be in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

                  (b) The Borrower may at any time and from time to time prepay Multicurrency Loans, in whole or in part, without premium or penalty, upon irrevocable notice (which notice must be received by the Administrative Agent prior to 3:00 P.M., London time, three Business Days before the date of prepayment) specifying the date and amount of prepayment. Upon receipt of any such notice the Administrative Agent shall promptly notify each Multicurrency Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 2.26 and accrued interest to such date on the amount prepaid. Partial prepayments of Multicurrency Loans shall be in a minimum principal amount of (w) L1,000,000 or a whole multiple of L100,000 in excess thereof, in the case of Multicurrency Loans denominated in Sterling, (x) E1,000,000 or a whole multiple or E100,000 in excess thereof, in the case of Multicurrency Loans denominated in Euros, (y) C1,000,000 or a whole multiple or C100,000 in excess thereof, in the case of Multicurrency Loans denominated in Canadian Dollars, and (z) Y100,000,000 or a whole multiple or Y10,000,000 in excess thereof, in the case of Multicurrency Loans denominated in Yen.

                  2.17 Mandatory Prepayments. If, on any Calculation Date, (i) the Total Outstanding Extensions of Credit exceed the Total Commitments or (ii) the Dollar Equivalent of the Multicurrency Loans outstanding on such date exceeds 105% of the Multicurrency Sublimit on such date, the Borrower shall, without notice or demand, immediately repay such of the outstanding Loans in an aggregate principal amount such that, after giving effect thereto, (x) the Total Outstanding Extensions of Credit do not exceed the Total Commitments and (y) the Dollar Equivalent of the Multicurrency Loans outstanding on such date is equal to or less than the Multicurrency Sublimit on such date, together with interest accrued to the date of such payment or prepayment on the principal so prepaid and any amounts payable under Section 2.26 in connection therewith. Any prepayment of Dollar Revolving Loans pursuant to clause (i) of the immediately preceding sentence shall be applied to prepay any outstanding Committed Swingline Loans. The Borrower may in lieu of prepaying Multicurrency Loans in order to comply with this paragraph deposit amounts in the relevant Foreign Currencies in a Cash Collateral Account, for the benefit of the Multicurrency Lenders, equal to the aggregate principal amount of Multicurrency Loans required to be prepaid. To the extent that after giving effect to any prepayment of Loans required by this paragraph, the Total Outstanding Extensions of Credit at such time exceed the Total Commitments at such time, the Borrower shall, without notice or demand, immediately deposit in a Cash Collateral Account, for the benefit of the Lenders, upon terms reasonably satisfactory to the Administrative Agent an amount equal to the amount of such remaining excess. The Administrative Agent shall apply any cash deposited in any Cash Collateral Account (to the extent thereof) to pay any Reimbursement Obligations which are or become due thereafter and/or to repay Multicurrency Loans at the end of the Interest Periods therefor, as the case may be, provided that, (x) the Administrative Agent shall release to the Borrower from time to time such portion of the amount on deposit in any Cash Collateral Account to the extent such amount is not required to be so deposited in order for the Borrower to be in compliance with this Section 2.17 and (y) the Administrative Agent may so apply such cash at any time after the occurrence and during the continuation of an Event of Default. "Cash Collateral Account" means an account specifically established by the Borrower with the Administrative Agent for purposes of this
Section 2.17 and hereby pledged to the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the right of withdrawal for application in accordance with this Section 2.17.

                  (b) If any prepayment occurs pursuant to this Section 2.17 on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to the Lenders such amounts, if any, as may be required pursuant to Section 2.26.

                  2.18 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurocurrency Loans denominated in Dollars to ABR Loans by giving the Administrative Agent irrevocable notice of such election not later than 11:00 A.M., New York City time, one Business Day prior to the date of conversion, provided that any such conversion of Eurocurrency Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert its ABR Loans to Eurocurrency Loans denominated in Dollars by giving the Administrative Agent irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor) not later than 11:00 A.M., New York City time, three Business Days prior to the date of conversion, provided that no ABR Loan may be converted into a Eurocurrency Loan when any Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have determined in its or their sole discretion not to permit such conversions. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

                  (b) Any Eurocurrency Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in
Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurocurrency Loan denominated in Dollars may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such continuations, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso any such Loans denominated in Dollars shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period and, if the Borrower shall fail to give such notice of continuation of a Multicurrency Loan, such Multicurrency Loan shall be automatically continued for an Interest Period of one month. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

                  2.19 Limitations on Eurocurrency Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurocurrency Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that no more than 15 Eurocurrency Tranches shall be outstanding at any one time.

                  2.20 Interest Rates and Payment Dates. (a) Each Eurocurrency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate determined for such day plus the Eurocurrency Applicable Margin.

                  (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the ABR Applicable Margin.

                  (c) Quoted Swingline Loans shall bear interest at a rate per annum equal to the relevant Quoted Swingline Rate.

                  (d) Fixed Rate Loans shall bear interest at a rate per annum equal to the fixed rate of interest offered by the Lender making such Fixed Rate Loan and accepted by the Borrower pursuant to Section 2.3.

                  (e) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section 2.20 plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to ABR Loans plus 2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any facility fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to ABR Loans plus 2% (unless such overdue amount is denominated in a Foreign Currency, in which case such overdue amount shall bear interest of a rate per annum equal to the highest rate then applicable under this Agreement to Multicurrency Loans denominated in such Foreign Currency plus 2%), in each case, with respect to clauses (i) and
(ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

                  (f) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (e) of this
Section 2.20 shall be payable from time to time on demand.

                  2.21 Computation of Interest and Fees. (a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to (i) ABR Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed and (ii) Multicurrency Loans denominated in Sterling, interest shall be calculated on the basis of a 365-day year for actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurocurrency Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the relevant Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.20(a).

                  2.22 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

                  (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for such Interest Period,

                  (b) the Administrative Agent shall have received notice from the Required Lenders or Required Multicurrency Lenders, as the case may be, that the Eurocurrency Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to the relevant Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, or

                  (c) the Administrative Agent determines (which determination shall be conclusive and binding upon the Borrower) that deposits in the applicable currency are not generally available, or cannot be obtained by the relevant Lenders, in the applicable market (any Foreign Currency affected by the circumstances described in clause (a), (b) or (c) is referred to as an "Affected Foreign Currency"), the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (y) pursuant to clause (a) or (b) of this Section 2.22 in respect of Eurocurrency Loans denominated in Dollars, then (i) any Eurocurrency Loans denominated in Dollars requested to be made on the first day of such Interest Period shall be made as ABR Loans, (ii) any ABR Loans that were to have been converted on the first day of such Interest Period to Eurocurrency Loans denominated in Dollars shall be continued as ABR Loans and (iii) any outstanding Eurocurrency Loans denominated in Dollars shall be converted, on the last day of the then-current Interest Period, to ABR Loans and (z) in respect of any Multicurrency Loans, then (i) any Multicurrency Loans in an Affected Foreign Currency requested to be made on the first day of such Interest Period shall not be made and (ii) any outstanding Multicurrency Loans in an Affected Foreign Currency shall be due and payable on the first day of such Interest Period. Until such relevant notice has been withdrawn by the Administrative Agent, no further Eurocurrency Loans denominated in Dollars or

Multicurrency Loans in an Affected Foreign Currency shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to Eurocurrency Loans denominated in Dollars.

                  2.23 Pro Rata Treatment and Payments. (a) Subject to Section 2.31, (a) each borrowing by the Borrower of Dollar Revolving Loans from the Lenders hereunder shall be made pro rata according to the respective Borrowing Percentages of the relevant Lenders, (b) each payment by the Borrower on account of any facility fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Revolving Percentages of the relevant Lenders and (c) each borrowing by the Borrower of Multicurrency Loans from the Multicurrency Lenders hereunder and any reduction of the Multicurrency Subcommitments of the Multicurrency Lenders shall be made pro rata according to the respective Multicurrency Percentages of the Multicurrency Lenders

                  (b) Subject to Section 2.31, (a) each payment (including each prepayment) by the Borrower on account of principal of and interest on the Dollar Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Dollar Revolving Loans then held by the Lenders and (b) each payment (including each prepayment) by the Borrower on account of principal of and interest on the Multicurrency Loans shall be made pro rata according to the respective outstanding principal amounts of the Multicurrency Loans then held by the Multicurrency Lenders.

                  (c) All payments (including prepayments) to be made by the Borrower, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the relevant Lenders, at its Funding Office, in Dollars (based on the Dollar Equivalent thereof in the case of fees payable under Section 2.14(c) with respect to Letters of Credit denominated in Foreign Currencies) and in immediately available funds (or, in the case of principal or interest relating to Multicurrency Loans, prior to 3:00 P.M., London time, on the due date thereof to the Administrative Agent, for the account of the Multicurrency Lenders, at its Funding Office, in the relevant Foreign Currency and in immediately available funds). The Administrative Agent shall distribute such payments to the relevant Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurocurrency Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurocurrency Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

                  (d) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, (i) in the case of amounts denominated in Dollars, such amount with interest thereon at a rate equal to the greater of
(X) the Federal Funds Effective Rate and (Y) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, for the period until such Lender makes such amount immediately available to the Administrative Agent or (ii) in the case of amounts denominated in Foreign Currencies, such amount with interest thereon at a rate determined by the Administrative Agent to be the cost to it of funding such amount until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover (i) in the case of amounts denominated in Dollars, such amount with interest thereon at the rate per annum applicable to ABR Loans, on demand, from the Borrower or
(ii) in the case of amounts denominated in Foreign Currencies, such amount with interest thereon at a rate determined by the Administrative Agent to be the cost to it of funding such amount, on demand, from the Borrower.

                  (e) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the relevant Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each relevant Lender to which any amount which was made available pursuant to the preceding sentence, (i) in the case of amounts denominated in Dollars, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate and (ii) in the case of amounts denominated in Foreign Currencies, such amount with interest thereon at a rate per annum determined by the Administrative Agent to be the cost to it of funding such amount. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

                  2.24 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.25 and changes in the rate of tax on the overall net income of such Lender);

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurocurrency Rate; or

                  (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount that such Lender deems to be material, of making, converting into, continuing or maintaining Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

                  (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction; provided that the Borrower shall not be required to compensate a Lender pursuant to this paragraph for any amounts incurred more than three months prior to the date that such Lender notifies the Borrower of such Lender's intention to claim compensation therefor; and provided, further that, if the circumstances giving rise to such claim have a retroactive effect, then such three-month period shall be extended to include the period of such retroactive effect.

                  (c) If any Governmental Authority of the jurisdiction of any Foreign Currency (or any other jurisdiction in which the funding operations of any Multicurrency Lender shall be conducted with respect to such Foreign Currency) shall have in effect any reserve, liquid asset or similar requirement with respect to any category of deposits or liabilities customarily used to fund loans in such Foreign Currency, or by reference to which interest rates applicable to loans in such Foreign Currency are determined, and the result of such requirement shall be to increase the cost to such Multicurrency Lender of making or maintaining any Multicurrency Loan in such Foreign Currency, and such Multicurrency Lender shall deliver to the Borrower a notice requesting compensation under this paragraph, then the Borrower will pay to such Multicurrency Lender on each Interest Payment Date with respect to each affected Multicurrency Loan an amount that will compensate such Multicurrency Lender for such additional cost; provided, that the Borrower shall not be required to compensate a Multicurrency Lender pursuant to this paragraph for any amounts incurred more than three months prior to the date that such Multicurrency Lender notifies the Borrower of such Multicurrency Lender's intention to claim compensation therefor; and provided further that, if the circumstances giving rise to such claim have a retroactive effect, then such three-month period shall be extended to include the period of such retroactive effect.

                  (d) A certificate as to any additional amounts payable pursuant to this Section 2.24 submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section 2.24 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  (e) Notwithstanding any other provision of this Agreement, if,
(i) (A) the adoption of any law, rule or regulation after the date of this Agreement, (B) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (C) compliance by any Lender with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement, shall make it unlawful for any such Multicurrency Lender to make or maintain any Multicurrency Loan or to give effect to its obligations as contemplated hereby with respect to any Multicurrency Loan, or (ii) there shall have occurred any change in national or international financial, political or economic conditions (including the imposition of or any change in exchange controls, but excluding conditions otherwise covered by this Section 2.24) which would make it impracticable for the Required Multicurrency Lenders to make or maintain Multicurrency Loans denominated in the relevant currency after the date hereof to, or for the account of, the Borrower, then, by written notice to the Borrower and to the Administrative Agent:

                      (i) such Multicurrency Lender or Multicurrency Lenders may declare that Multicurrency Loans (in the affected currency or currencies) will not thereafter (for the duration of such unlawfulness) be made by such Multicurrency Lender or Multicurrency Lenders hereunder (or be continued for additional Interest Periods), whereupon any request for a Multicurrency Loan (in the affected currency or currencies) or to continue a Multicurrency Loan (in the affected currency or currencies), as the case may be, for an additional Interest Period) shall, as to such Multicurrency Lender or Multicurrency Lenders only, be of no force and effect, unless such declaration shall be subsequently withdrawn; and

                      (ii) such Multicurrency Lender may require that all outstanding Multicurrency Loans (in the affected currency or currencies), made by it be converted to ABR Loans or Loans denominated in Dollars, as the case may be (unless repaid by the Borrower), in which event all such Multicurrency Loans (in the affected currency or currencies) shall be converted to ABR Loans or Loans denominated in Dollars, as the case may be, as of the effective date of such notice as provided in paragraph (f) below and at the Exchange Rate on the date of such conversion or, at the option of the Borrower, repaid on the last day of the then current Interest Period with respect thereto or, if earlier, the date on which the applicable notice becomes effective.

In the event any Multicurrency Lender shall exercise its rights under (i) or
(ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the converted Multicurrency Loans of such Multicurrency Lender shall instead be applied to repay the ABR Loans or Loans denominated in Dollars, as the case may be, made by such Multicurrency Lender resulting from such conversion.

                  (f) For purposes of Section 2.24(e), a notice to the Borrower by any Multicurrency Lender shall be effective as to each Multicurrency Loan made by such Multicurrency Lender, if lawful, on the last day of the Interest Period currently applicable to such Multicurrency Loan; in all other cases such notice shall be effective on the date of receipt thereof by the Borrower.

                  2.25 Taxes. (a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") or Other Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section 2.25 or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph.

                  (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of the relevant Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the

Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure.

                  (d) Each Lender (or Transferee) that is not a "U.S. Person" as defined in Section 7701(a)(30) of the Code (a "Non-U.S. Lender") shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", an Exemption Certificate substantially in the form of Exhibit E and a Form W-8BEN, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

                  (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

                  (f) The agreements in this Section 2.25 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  2.26 Indemnity. The Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurocurrency Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of or conversion from Eurocurrency Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurocurrency Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurocurrency market. A certificate as to any amounts payable pursuant to this Section 2.26 submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  2.27 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.24 or 2.25(a) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section 2.27 shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 2.24 or 2.25(a).

                  2.28 Replacement of Lenders. The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.24 or 2.25(a) or (b) defaults in its obligation to make Loans hereunder, with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement,
(iii) prior to any such replacement, such Lender shall have taken no action under Section 2.27 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.24 or 2.25(a), (iv) the replacement financial institution shall purchase, at par (unless the Lender being replaced otherwise agrees in its discretion), all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under Section 2.26 if any Eurocurrency Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 9.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein),
(viii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.24 or 2.25(a), as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

                  2.29 Judgment Currency. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures in the relevant jurisdiction, the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

                  (b) The obligations of the Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the "Applicable Creditor") shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum is stated to be due hereunder (the "Agreement Currency"), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Borrower as a separate obligation and notwithstanding any such judgment, agrees to indemnify the Applicable Creditor against such loss. The obligations of the Borrower contained in this Section 2.29 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

                  2.30 Foreign Currency Exchange Rate(a) . (a) No later than 1:00 P.M., New York City time, on each Calculation Date with respect to a Foreign Currency, the Administrative Agent shall determine the Exchange Rate as of such Calculation Date with respect to such Foreign Currency, provided that, upon receipt of a borrowing request pursuant to Section 2.2(b)(ii), the Administrative Agent shall determine the Exchange Rate with respect to the relevant Foreign Currency on the related Calculation Date (it being acknowledged and agreed that the Administrative Agent shall use such Exchange Rate for the purposes of determining compliance with Section 2.1 with respect to such borrowing request). The Exchange Rates so determined shall become effective on the relevant Calculation Date (a "Reset Date"), shall remain effective until the next succeeding Reset Date and shall for all purposes of this Agreement (other than Section 2.9, 2.14(c), 2.24(e), 2.29 and any other provision requiring the use of a current Exchange Rate) be the Exchange Rates employed in converting any amounts between Dollars and Foreign Currencies.

                  (b) No later than 5:00 P.M., New York City time, on each Reset Date, the Administrative Agent shall determine the aggregate amount of the Dollar Equivalents of the principal amounts of the relevant Multicurrency Loans then outstanding (after giving effect to any Multicurrency Loans to be made or repaid on such date).

                  (c) The Administrative Agent shall promptly notify the Borrower of each determination of an Exchange Rate hereunder.

                  2.31 Certain Borrowings of Dollar Revolving Loans and Refunding of Multicurrency Loans. (a) If on any Borrowing Date on which the Borrower has requested the Multicurrency Lenders to make Multicurrency Loans (the "Requested Multicurrency Loans") (i) the principal amount of the Requested Multicurrency Loans to be made by any Multicurrency Lender exceeds the Available Commitment of such Multicurrency Lender (before giving effect to the making and payment of any Dollar Revolving Loans required to be made pursuant to this
Section 2.31 on such Borrowing Date), (ii) the Dollar Equivalent of the principal amount of such Requested Multicurrency Loans, when added to the Dollar Equivalent of the outstanding principal amount of all other Multicurrency Loans, does not exceed the Multicurrency Sublimit and (iii) the Dollar Equivalent of the amount of the excess described in the foregoing clause (i) is less than or equal to the Available Commitments of the Lenders (before giving effect to the making and payment of any Loans pursuant to this Section 2.31 on such Borrowing Date), each Lender (other than Multicurrency Lenders) shall make a Dollar Revolving Loan to the Borrower on such Borrowing Date in accordance with the applicable provisions hereof, and the proceeds of such Dollar Revolving Loans shall be simultaneously applied to repay outstanding Dollar Revolving Loans of such Multicurrency Lenders in each case in amounts such that, after giving effect to (1) such borrowings and repayments and (2) the borrowing from such Multicurrency Lenders of the Requested Multicurrency Loans, the excess described in the foregoing clause (i) will be eliminated. To effect such borrowings and repayments, (x) not later than 12:00 Noon, New York City time, on such Borrowing Date, the proceeds of such Dollar Revolving Loans denominated in Dollars shall be made available by each Lender (other than the Multicurrency Lenders) to the Administrative Agent at the Funding Office in Dollars and in immediately available funds and the Administrative Agent shall apply the proceeds of such Dollar Revolving Loans toward repayment of outstanding Dollar Revolving Loans of such Multicurrency Lenders and (y) concurrently with the repayment of such Dollar Revolving Loans on such Borrowing Date, (I) such Multicurrency Lenders shall, in accordance with the applicable provisions hereof, make the Requested Multicurrency Loans in an aggregate amount equal to the amount so requested by the Borrower and (II) the Borrower shall pay to the Administrative Agent for the account of the Multicurrency Lenders whose Dollar Revolving Loans to such Borrower are repaid on such Borrowing Date pursuant to this Section 2.31 all interest accrued on the amounts repaid to the date of repayment, together with any amounts payable pursuant to Section 2.26 in connection with such repayment.

                  (b) If any borrowing of Dollar Revolving Loans is required pursuant to this Section 2.31, the Borrower shall notify the Administrative Agent in the manner provided for Dollar Revolving Loans in Section 2.2(a), except that the minimum borrowing amounts and threshold multiples in excess thereof applicable to ABR Loans set forth in subsection 2.2(a) shall not be applicable to the extent that such minimum borrowing amounts exceed the amounts of Dollar Revolving Loans required to be made pursuant to this Section 2.31.

                   SECTION 3. REPRESENTATIONS AND WARRANTIES

                  To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

                  3.1 Financial Condition. The audited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at June 30, 1999, June 30, 2000 and June 30, 2001, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from Arthur Andersen LLP, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at March 31, 2002, and the related unaudited consolidated statements of income and cash flows for the nine-month period ended on such date, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein and in the case of the unaudited consolidated statements, subject to normal year-end audit adjustments). No Group Member has any material Guarantee Equivalents, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, except those (a) reflected in the most recent financial statements referred to in this paragraph, (b) which were incurred after June 30, 2001, in the case of the Borrower and its Subsidiaries in the ordinary course of business and consistent with past practices, (c) that are obligations (including transaction costs) in connection with this Agreement, or (d) that, individually or in the aggregate, do not have a Material Adverse Effect. During the period from June 30, 2001 to and including the date hereof, there has been no Disposition by any Group Member of any business or property that is material to the Borrower and its consolidated Subsidiaries, taken as a whole.

                  3.2 No Change. Since June 30, 2001, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

                  3.3 Existence; Compliance with Law. Each Group Member (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, except, in the case of Group Members other than the Borrower, where the failure to be so organized, validly existing and in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged except where the failure to have such power, authority and rights could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except for jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, do not have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  3.4 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  3.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation. No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries would reasonably be expected to have a Material Adverse Effect.

                  3.6 Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against any Group Member or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that would reasonably be expected to have a Material Adverse Effect.

                  3.7 No Default. No Group Member is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  3.8 Ownership of Property; Liens. Each Group Member has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, in each case necessary and related to its operations, except for such property where the failure to maintain such title or interest, individually or in the aggregate, does not have a Material Adverse Effect, and none of such property is subject to any Lien except as permitted by Section 6.3.

                  3.9 Intellectual Property. Each Group Member owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted, except where such failure, individually or in the aggregate, does not have a Material Adverse Effect. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Borrower know of any valid basis for any such claim, except where such claims, individually or in the aggregate, do not have a Material Adverse Effect. The use of Intellectual Property by each Group Member does not infringe on the rights of any Person in any material respect, except where such infringement, individually or in the aggregate, does not have a Material Adverse Effect.

                  3.10 Taxes. Each Group Member has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Group Member) except where the failure to file such returns and pay such taxes, fees and other charges, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; to the knowledge of the Borrower, no tax Lien has been filed, and no claim is being asserted, with respect to any such tax, fee or other charge.

                  3.11 Federal Regulations. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used for "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

                  3.12 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, which in any event, has resulted, or could reasonably be expected to result, in a material liability. Each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period, which in any event, has resulted, or could reasonably be expected to result, in a material liability. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and, to the knowledge of the Borrower, neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent such that a material liability to the Borrower or a Commonly Controlled Entity could reasonably be expected to result therefrom.

                  3.13 Investment Company Act; Other Regulations. No Loan Party
(a) is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

                  3.14 Use of Proceeds. The proceeds of the Loans and the Letters of Credit, shall be used for general corporate purposes of the Borrower and its Subsidiaries.

                  3.15 Environmental Matters. Except as disclosed on Schedule
3.15 or except as, in the aggregate, do not have a Material Adverse Effect:

                  (a) the facilities and properties owned, leased or operated by any Group Member (the "Properties") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

                  (b) no Group Member has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business operated by any Group Member (the "Business"), nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

                  (c) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

                  (d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which any Group Member is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business;

                  (e) there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of any Group Member in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws;

                  (f) the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business; and

                  (g) no Group Member has assumed any liability of any other Person under Environmental Laws.

                  3.16 Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other document, certificate or written statement, taken as a whole, furnished by or on behalf of any Loan Party to the Administrative Agent or the Lenders (other than financial projections) for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Memorandum, as of the date of this Agreement), any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading, in each case in light of the circumstances under which such statements were made or information provided. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.

                  3.17 Solvency. Each Loan Party is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith will be and will continue to be, Solvent.

                  3.18 Insurance. The Borrower and each of its Subsidiaries maintains with financially sound and reputable insurers (not related to or affiliated with the Borrower or any of its Subsidiaries) insurance with respect to its properties and business and against at least such liabilities, casualties and contingencies and in at least such types and amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated.

                  3.19 Subsidiaries. Except as disclosed to the Administrative Agent by the Borrower in writing from time to time after the Closing Date, (a)
Schedule 3.19 sets forth the name and jurisdiction of incorporation of each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party and (b) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors' qualifying shares) of any nature relating to any Capital Stock of any Subsidiary, except as created by the Loan Documents.

                        SECTION 4. CONDITIONS PRECEDENT

                  4.1 Conditions to Initial Extension of Credit. The agreement of each Lender to make the initial extension of credit requested to be made by it to the Borrower is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

                  (a) Credit Agreement. The Administrative Agent shall have received this Agreement, executed and delivered by the Administrative Agent, the Borrower and each Person listed on Schedule 1.1.

                  (b) Financial Statements. The Lenders shall have received the consolidated financial statements of the Borrower and its consolidated Subsidiaries described in Section 3.1.

                  (c) Fees and Expenses. The Lenders, the Administrative Agent, the Advisor and the Arranger shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Closing Date.

                  (d) Closing Certificate; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit B, with appropriate insertions and attachments, including the certificate of incorporation of each Loan Party (or equivalent documentation) certified by the relevant authority of the jurisdiction of organization of such Loan Party, and (ii) a long form good standing certificate for each Loan Party from its jurisdiction of organization.

                  (e) Legal Opinions. The Administrative Agent shall have received the legal opinion of Buchanan Ingersoll Professional Corporation, counsel to the Borrower and the Subsidiary Guarantors, substantially in the form of Exhibit D. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

                  (f) Existing Credit Agreements. All amounts outstanding under each of the Existing Credit Agreements shall have been paid in full, all obligations thereunder shall have been terminated (except with respect to indemnity obligations, if any, which survive the termination of the commitments and the payment of the loans and other extensions of credit under the Existing Credit Agreements), all commitments thereunder shall have been terminated and all liens created thereby shall have been released.

                  (g) Guarantee. The Administrative Agent shall have received the Guarantee, executed and delivered by each Subsidiary Guarantor.

                  4.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it to the Borrower on any date (including its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date.

                  (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this
Section 4.2 have been satisfied.

                        SECTION 5. AFFIRMATIVE COVENANTS

                  The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall and shall cause each of its Subsidiaries to:

                  5.1 Financial Statements. Furnish to the Administrative Agent and each Lender:


                  (a) as soon as available, but in any event within 100 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows and changes in stockholders' equity of the Borrower and its consolidated Subsidiaries for such fiscal year for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers LLC or other independent certified public accountants of nationally recognized standing; and

                  (b) as soon as available, but in any event not later than 55 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein). In lieu of furnishing the Administrative Agent and the Lenders the items referred to in clauses (a) and (b) above, the Borrower may make such items available on the internet at www.FreeEdgar.com or by similar electronic means.

                  5.2 Certificates; Other Information. Furnish to the Administrative Agent and each Lender (or, in the case of clause (d), to the relevant Lender):

                  (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                  (b) concurrently with the delivery of any financial statements pursuant to Section 5.1, (i) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer's knowledge, no Default or Event of Default has occurred, except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, a Compliance Certificate containing all information and calculations necessary for determining compliance by each Group Member with the provisions of Section 6.1 as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be (including, without limitation, any reconciliations required in connection with any changes in generally accepted accounting principles, subsequent to the Closing Date);

                  (c) within five days after the same are sent, copies of all financial statements and reports that the Borrower sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that the Borrower may make to, or file with, the SEC; and

                  (d) promptly, such additional financial and other information as the Administrative Agent or any Lender may from time to time reasonably request.

                  In lieu of furnishing the Administrative Agent and the Lenders the items referred to in clause (c) above, the Borrower may make such items available on the internet at www.FreeEdgar.com or by similar electronic means; provided, that the Borrower shall promptly provide written or electronic notice to the Administrative Agent and each Lender when statements and reports subject to clause (c) above are made available via www.FreeEdgar.com or such other electronic means.

                  5.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Group Member or where such failure to pay, discharge or otherwise satisfy would not have a Material Adverse Effect

                  5.4 Maintenance of Existence; Compliance. (a) (i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 6.4 and except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  5.5 Maintenance of Property; Insurance. (a) Keep all property useful and necessary in its business in good working order and condition in all material respects, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

                  5.6 Inspection of Property; Books and Records; Discussions.
(a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made in all material respects of all dealings and transactions in relation to its business and activities, and (b) following reasonable prior written notice to the Borrower, permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time (it being understood that, so long as no Event of Default or Default has occurred and is continuing, such times shall be during normal business hours) and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Group Members with officers and employees of the Group Members and with their independent certified public accountants.

                  5.7 Notices. Promptly give notice to the Administrative Agent and each Lender of:

                  (a) the occurrence of any Default or Event of Default;

                  (b) any (i) default or event of default under any Contractual Obligation of any Group Member or (ii) litigation, investigation or proceeding that may exist at any time between any Group Member and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                  (c) any litigation or proceeding affecting any Group Member
         (i) which, if adversely decided, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) in which any material injunctive or similar relief is sought or (iii) which relates to any Loan Document;

                  (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof:
         (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or
         (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

                  (e) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 5.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the relevant Group Member proposes to take with respect thereto.

                  5.8 ERISA. (a) Make, or cause its Subsidiaries and Commonly Controlled Entities to make, contributions to each Plan when due in accordance with the minimum funding requirements under ERISA and the Code applicable to such Plan and pay any required PBGC premiums as and when due for such Plan, (b) make, or cause its Subsidiaries and Commonly

Controlled Entities to make contributions required to be made by it, or any of them, to each Multiemployer Plan, if any, when due in accordance with its, or any of their, obligations under any collective bargaining agreement related to such Multiemployer Plan or participation agreements applicable to such Multiemployer Plan, except those contributions the requirement of which are reasonably being contested by a Commonly Controlled Entity; provided that failure to make such contested contributions is not a violation of applicable Law and does not present a material risk of resulting in liability (contingent or other) to the Borrower or any of its Subsidiaries and (c) make, or cause its Subsidiaries to make, any required contributions to any arrangements for providing retirement and/or death benefits when due, in accordance with the terms of the arrangement and any minimum funding requirements which are applicable to the arrangement from time to time, where a failure to make, or cause to be made, the contributions described in (a), (b) and or (c) could, alone or in the aggregate, reasonably be expected to result in a material liability.

                  5.9 Continuation of or Change in Business. (a) Not engage in any business if, as a result, the general nature of the business, on a consolidated basis, which would then be engaged in by the Borrower and its Subsidiaries would be substantially and significantly changed from the general nature of the business engaged in by the Borrower and its Subsidiaries on a consolidated basis on the date hereof, or such business is not reasonably related to the business of the Borrower and its Subsidiaries on a consolidated basis on the date hereof; and (b) with respect to the Loan Parties taken as a whole, continue to operate as an operating company in substantially the manner at the date hereof, and not transfer to any Person which is not a Loan Party, in any transaction or set of related transactions, any material portion of the Loan Parties' operating assets.

                  5.10 Further Assurances. Cause each Person which is or becomes a Significant Subsidiary (other than a Foreign Subsidiary) to become a Subsidiary Guarantor as promptly as practicable after (but in any event within 10 days after the date that financial statements are delivered pursuant to
Section 5.1 which evidence that such Subsidiary is a Significant Subsidiary) the date such Person first satisfies the criteria in the definition of "Significant Subsidiary", by causing such Subsidiary to execute and deliver to the Administrative Agent a supplement to the Guarantee, together with (i) an opinion of counsel (including in-house counsel) for such Subsidiary covering such matters relating to such supplement to the Guarantee as the Administrative Agent may reasonably request, and (ii) all documents which the Administrative Agent may reasonably request relating to the existence of such Subsidiary, the corporate authority for and the validity of such supplement to the Guarantee, and any other matters reasonably determined by the Administrative Agent to be relevant thereto, all in form and substance reasonably satisfactory to the Administrative Agent.

                         SECTION 6. NEGATIVE COVENANTS

                  The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

                  6.1 Financial Condition Covenants.

                  (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower to exceed (i) through and including September 30, 2002,
3.60 to 1.00, (ii) thereafter and including until March 31, 2003, 3.50 to 1.00, and (iii) thereafter, 3.00 to 1.00.

                  (b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower to be less than 2.20 to 1.00.

                  (c) Consolidated Net Worth. Permit Consolidated Net Worth at any time to be less than the sum of (i) $530,000,000 plus (ii) 50% of Consolidated Net Income for each fiscal quarter of the Borrower (beginning with the fiscal quarter ending June 30, 2002) for which Consolidated Net Income is positive.

                  6.2 Indebtedness. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

                  (a) Indebtedness of any Loan Party pursuant to any Loan Document;

                  (b) subject to Section 6.11, Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

                  (c) Guarantee Equivalents incurred in the ordinary course of business by the Borrower or any of its Subsidiaries of obligations (other than Indebtedness) of the Borrower or any Subsidiary;

                  (d) Indebtedness outstanding on the date hereof and listed on
         Schedule 6.2(d) and any refinancings, refundings, renewals or extensions thereof (without increasing, or shortening the maturity of, the principal amount thereof);

                  (e) Indebtedness of the Borrower or its Subsidiaries constituting (i) Capital Lease Obligations, (ii) Indebtedness secured by purchase money Liens described in Section 6.3(g), or (iii) Indebtedness described in Section 6.3(f); provided, that the aggregate principal amount of outstanding Indebtedness described in this Section 6.2(e) shall not exceed $75,000,000 (or the equivalent in any currency) at any time;

                  (f) Indebtedness of Widia and its Subsidiaries assumed in connection with the Widia Acquisition in an aggregate principal amount not to exceed $25,000,000; provided, that such Indebtedness is not incurred in connection with, or in contemplation of, the Widia Acquisition;

                  (g) other unsecured Indebtedness ("Recapture Indebtedness") for borrowed money of the Borrower (and not of any Subsidiary) incurred by the Borrower after the Closing Date; provided, that Recapture Indebtedness may not be Disqualified Indebtedness, unless (i) at the time the Borrower incurred such Recapture Indebtedness the Investment Grade Rating Condition was satisfied, or (ii) such Recapture Indebtedness is incurred to refinance predecessor Recapture Indebtedness which was incurred in compliance with this Section 6.2(g), the principal amount of such successor Recapture

         Indebtedness does not exceed that of the predecessor Recapture Indebtedness so refinanced, and by the terms of such successor Recapture Indebtedness no direct or indirect payment, prepayment, purchase, redemption, retirement, defeasance, acquisition, or other payment on account of principal of such successor Recapture Indebtedness shall be required (whether at stated maturity or upon the happening of an event) earlier or in greater amount than under the terms of the predecessor Recapture Indebtedness so refinanced; and provided, further, that the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, pay, prepay, purchase, redeem, retire, defease or acquire, or otherwise make any payment on account of principal of, any Recapture Indebtedness, except
         (x) as and when required to do so by the mandatory terms thereof, (y) at a time when the Investment Grade Rating Condition is satisfied, or
         (z) as part of a refinancing of predecessor Recapture Indebtedness by successor Recapture Indebtedness incurred in compliance with this
         Section 6.2(g); and

                  (h) additional Indebtedness of the Borrower or any of its Subsidiaries; provided, that the aggregate principal amount (for the Borrower and all Subsidiaries) of such Indebtedness, together with the aggregate outstanding principal amount of Attributable Debt in respect of Qualified Receivables Transactions, shall not exceed $350,000,000 at any one time outstanding.

                  6.3 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except for the following (collectively, "Permitted Liens"):

                  (a) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

                  (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

                  (f) Liens in existence on the date hereof listed on Schedule 6.3(f), securing Indebtedness permitted by Section 6.2(d), provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

                  (g) Liens securing Indebtedness of the Borrower or any of its Subsidiaries incurred pursuant to Section 6.2(e) to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

                  (h) any interest or title of a lessor under any lease entered into by the Borrower or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased;

                  (i) judgment liens fully bonded or stayed pending appeal and not constituting an Event of Default under Section 7(h); provided, that such liens are released or discharged within 90 after the entry thereof;

                  (j) Liens in favor of the United States government which arise in the ordinary course of business resulting from progress payments or partial payments under United States government contracts or subcontracts thereunder;

                  (k) Liens on Margin Stock, if and to the extent that the value of such Margin Stock exceeds 25% of the total assets of the Borrower and its Subsidiaries subject to this Section 6.3;

                  (l) Liens on assets transferred to a Receivable Entity or on assets of a Receivables Entity, in either case incurred in connection with a Qualified Receivables Transaction; and

                  (m) Liens not otherwise permitted by this Section 6.3 so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Borrower and all Subsidiaries) $25,000,000 at any one time.

                  6.4 Fundamental Changes. The Borrower shall not, and shall not permit any Subsidiary which is a Loan Party to, directly or indirectly, merge with or into or consolidate with any other Person, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except for the following: (a) the Borrower may merge with another Person so long as the Borrower is the surviving corporation, and (b) a Subsidiary which is a Loan Party may merge with the Borrower or another Loan Party, or may merge with another Person so long as such Subsidiary is the surviving corporation or such other Person becomes a Subsidiary and a party to the Guarantee; provided, that with respect to clause (a) and (b) above, (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) the Borrower shall be in compliance with the covenants set forth in Section 6.1 as of the last day of the immediately preceding fiscal quarter for which financial statements have been delivered pursuant to Section 5.1 after giving effect, on a pro forma basis, to such merger or consolidation as if it had occurred on such last day or the first day of the relevant period, as appropriate, and (iii) the Borrower shall have delivered to the Administrative Agent at least ten Business Days prior to any such merger or consolidation a certificate of a Responsible Officer certifying the satisfaction of the foregoing conditions and setting forth in reasonable detail the calculations necessary to determine compliance with clause (ii) above.

                  6.5 Transactions with Affiliates. Except as set forth on
Schedule 6.5, enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or any Subsidiary) unless such transaction is (a) otherwise permitted under this Agreement and (b) upon fair and reasonable terms no less favorable to the relevant Group Member than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate.

                  6.6 Negative Pledge Clauses. Except as set forth on Schedule 6.6, enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Group Member to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure this Agreement and the other Loan Documents (or any refinancing or replacement thereof) (it being understood that any prohibition or limitation contained in any future senior unsecured indebtedness which does not permit the granting of any such Lien unless such senior unsecured indebtedness shall be equally and ratably secured with this Agreement and the other Loan Documents (or any refinancing or replacement thereof) shall not violate this Section 6.6); provided, that, subject to Section 6.2, Foreign Subsidiaries may incur Indebtedness which prohibits the ability of such Foreign Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of their property or revenues, whether now owned or hereafter acquired, to secure this Agreement and the other Loan Documents so long as the aggregate principal amount of such Indebtedness does not exceed $50,000,000 at any one time.

                  6.7 Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Borrower to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower, (b) make loans or advances to, or other Investments in, the Borrower or any other Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (iii) restrictions contained in agreements governing Indebtedness of a Foreign Subsidiary permitted under Section 6.2(h) (provided, that (x) such restriction applies only to such Foreign Subsidiary and its Subsidiaries and (y) at no time shall the aggregate outstanding principal amount of such Indebtedness exceed $50,000,000), (iv) restrictions on property subject to a Permitted Lien in favor of the holder of such Lien, (v) restrictions contained in any Indebtedness or contractual requirements incurred with respect to a Qualified Receivables

Transaction relating exclusively to a Receivables Entity that, in the good faith determination of the board of directors or senior management of the Borrower, are necessary to effect such Qualified Receivables Transaction, and (vi) the rights of shareholders of Subsidiaries (other than the Borrower and its Subsidiaries) to receive dividends in respect of the Capital Stock of such Subsidiaries owned by such shareholders and other rights of such shareholders arising by operation of law.

                  6.8 Amendment of Credit Documentation. Enter into, or permit any of its Subsidiaries to enter into, become or remain subject to any agreement or instrument to which the Borrower or such Subsidiary is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound that would prohibit or require the consent of any Person to any amendment, modification or supplement to any of the Loan Documents, except for the Loan Documents.

                  6.9 Off-Balance Sheet Financings. Enter into, or permit any of its Subsidiaries to enter into, any arrangements (other than a Qualified Receivables Transaction permitted under Section 6.10(d)) to finance any Indebtedness of any Person (other than the Borrower and its consolidated Subsidiaries) (a) which was incurred by the Borrower or any of its Subsidiaries or guaranteed by the Borrower or any of its Subsidiaries at any time or the proceeds of which are or were transferred to or used by the Borrower or any of its Subsidiaries and (b) the payments in respect of which are intended to be financed with the proceeds of payments made to such Person by the Borrower or any of its consolidated Subsidiaries or any Indebtedness or Capital Stock issued by the Borrower or any such Subsidiary in an aggregate principal amount in excess of $50,000,000 at any time outstanding.

                  6.10 Disposition of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

                  (a) the Disposition of obsolete or worn out property in the ordinary course of business;

                  (b) the sale of inventory in the ordinary course of business;

                  (c) subject to Section 6.11, the sale or issuance of any Subsidiary's Capital Stock to the Borrower or any other Subsidiary;

                  (d) sales of accounts receivable and related assets or an interest therein of the type specified in the definition of "Qualified Receivables Transaction" made in connection with a Qualified Receivables Transaction; provided, that, notwithstanding anything herein to the contrary, in no event shall (i) the aggregate outstanding principal amount of Attributable Debt in respect of Qualified Receivables Transactions of the Borrower and its Domestic Subsidiaries be greater than $150,000,000 in the aggregate at any one time or (ii) the aggregate outstanding principal amount of Attributable Debt in respect of Qualified Receivables Transactions of Foreign Subsidiaries be greater than $75,000,000 in the aggregate at any one time;

                  (e) as set forth on Schedule 6.10; and

                  (f) the Disposition of other property having a fair market value not to exceed 15% of Consolidated Tangible Assets in the aggregate for any fiscal year of the Borrower.

                  6.11 Investments. Make any advance, loan, extension of credit (by way of Guarantee Equivalent or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, "Investments"), except:

                  (a) extensions of trade credit in the ordinary course of business;

                  (b) investments in Cash Equivalents;

                  (c) Guarantee Equivalents permitted by Section 6.2;

                  (d) intercompany Investments by the Borrower or any Subsidiary in the Borrower or any other Subsidiary; provided, that, in the case of Investments by the Borrower or any Subsidiary Guarantor in any Non-Guarantor Subsidiary, the Net Non-Guarantor Investments shall not exceed $225,000,000 after giving effect thereto;

                  (e) acquisitions of the assets of a division or business unit of another Person or acquisitions of the Capital Stock of Persons in which the Borrower owns of record and beneficially, directly or indirectly, 75% or more of the aggregate value represented by all classes of such Capital Stock and 75% or more of the aggregate voting power represented by all shares of such Capital Stock (determined after giving effect to such Investment) or of a Person which becomes a Subsidiary Guarantor as a result; provided, that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) the Borrower shall be in compliance with the covenants set forth in Section 6.1 as of the last day of the immediately preceding fiscal quarter for which financial statements have been delivered pursuant to Section 3.1 after giving effect, on a pro forma basis, to such acquisition as if it had occurred on the first day of the relevant period, (iii) the Borrower shall have delivered to the Administrative Agent at least ten Business Days prior to any such acquisition a certificate of a Responsible Officer certifying the satisfaction of the foregoing conditions and setting forth in reasonable detail the calculations necessary to determine compliance with clause (ii) above and (iv) after giving effect to such acquisition, the Net Non-Guarantor Investments do not exceed $225,000,000;

                  (f) Investments at any one time outstanding by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed $150,000,000 during the term of this Agreement in any Person in which the Borrower owns of record and beneficially, directly or indirectly, less than 75% or more of the aggregate value represented by all classes of such Capital Stock or 75% or more of the aggregate voting power represented by all shares of such Capital Stock (determined after giving effect to such Investment) and which Person is not a Subsidiary Guarantor; provided, that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) the Borrower shall be in compliance with the covenants set forth in


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

         Section 6.1 as of the last day of the immediately preceding fiscal quarter for which financial statements have been delivered pursuant to
         Section 5.1 after giving effect, on a pro forma basis, to such Investment as if it had occurred on the first day of the relevant period, and (iii) after giving effect to such Investment, the Net Non-Guarantor Investments do not exceed $225,000,000;

                  (g)  the Widia Acquisition;

                  (h) Investments by the Borrower or a Subsidiary in a Receivables Entity or any Investment by a Receivables Entity in any other Person, in each case, in connection with a Qualified Receivables Transaction, provided, however, that any Investment in any such Person is in the form of an equity interest or interests in accounts receivable and related assets generated by the Borrower or a Subsidiary and transferred to any Person in connection with a Qualified Receivables Transaction or any such Person owning such accounts receivable; and

                  (i) in addition to Investments otherwise expressly permitted by this Section, Investments by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed $100,000,000 during the term of this Agreement.

                          SECTION 7. EVENTS OF DEFAULT

                  If any of the following events shall occur and be continuing:

                  (a) the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five Business Days after any such interest or other amount becomes due in accordance with the terms hereof; or

                  (b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

                  (c) any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 5.4(a) (with respect to the Borrower only), Section 5.7(a) (only with respect to an Event of Default) or Section 6 of this Agreement; or

                  (d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Administrative Agent or the Required Lenders; or


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

                  (e) any Group Member shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Equivalent, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Equivalent) to become payable; provided, that a default, event or condition -------- described in clause (i), (ii) or
         (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $25,000,000; or

                  (f) (i) any Group Member (other than an Immaterial Subsidiary) shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Group Member (other than an Immaterial Subsidiary) shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Group Member (other than an Immaterial Subsidiary) any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Group Member (other than an Immaterial Subsidiary) any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Group Member (other than an Immaterial Subsidiary) shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or
         (iii) above; or (v) any Group Member (other than an Immaterial Subsidiary) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; provided, that -------- notwithstanding anything to the contrary contained in this Section 7(f), it shall be an Event of Default if Immaterial Subsidiaries that collectively have assets with a total book value or fair market value of more than $20,000,000 are subject to the events described in clause (i), (ii), (iii), (iv) or (v) above; or


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

                  (g) (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Group Member or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Group Member or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through
         (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

                  (h) one or more judgments or decrees shall be entered against any Group Member involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $25,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

                  (i) the guarantee of any Subsidiary Guarantor (other than Subsidiary Guarantors which (a) are designated by the Borrower as a Significant Subsidiary under clause (c) of the definition of "Significant Subsidiary" and (b) would not be a Significant Subsidiary absent such designation) contained in the Guarantee shall cease, for any reason, to be in full force and effect (except (x) to the extent that such Subsidiary Guarantor is merged into the Borrower or another Subsidiary Guarantor or (y) such Subsidiary Guarantor is sold or otherwise disposed of in a transaction permitted by Section 6.10) or any Loan Party shall so assert; or

                  (j) (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange
         Act), directly or indirectly, of more than 30% of the outstanding common stock of the Borrower; or (ii) the board of directors of the Borrower shall cease to consist of a majority of Continuing Directors;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have


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

presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto). Except as expressly provided above in this
Section 7, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.

                             SECTION 8. THE AGENTS

                  8.1 Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

                  8.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.


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

                  8.3 Exculpatory Provisions. Neither any Agent, the Advisor, the Arranger or any Co-Arranger nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents, the Advisor, the Arranger or the Co-Arrangers under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

                  8.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower or its Subsidiaries), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

                  8.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but


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

shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                  8.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents, the Advisor, the Arranger or the Co-Arrangers nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent, the Advisor, the Arranger or any Co-Arranger hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent, the Advisor, the Arranger or any Co-Arranger to any Lender. Each Lender represents to the Agents, the Advisor, the Arranger and the Co-Arrangers that it has, independently and without reliance upon any Agent, the Advisor, the Arranger or any Co-Arranger or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent, the Advisor, the Arranger or any Co-Arranger or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                  8.7 Indemnification. The Lenders agree to indemnify each Agent, the Advisor, the Arranger and each Co-Arranger in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Revolving Percentages in effect on the date on which indemnification is sought under this Section 8.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Revolving Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent, the Advisor, the Arranger or such Co-Arranger in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent, the Advisor, the Arranger or such Co-Arranger under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and


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nonappealable decision of a court of competent jurisdiction to have resulted from such Agent's, Advisor's, Arranger's or such Co-Arranger's gross negligence or willful misconduct. The agreements in this Section 8.7 shall survive the payment of the Loans and all other amounts payable hereunder.

                  8.8 Agent in Its Individual Capacity. Each Agent, the Advisor, the Arranger, each Co-Arranger and their respective affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent, Advisor, Arranger or Co-Arranger were not an Agent, Advisor, Arranger or Co-Arranger. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

                  8.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 7(a) or Section 7(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

                  8.10 Co-Syndication Agents . No Co-Syndication Agent shall have any duties or responsibilities hereunder in its capacity as such.

                            SECTION 9. MISCELLANEOUS

                  9.1 Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 9.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time,
(a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or


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the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan or Reimbursement Obligation, reduce the stated rate of any interest or fee payable hereunder (except (x) in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Required Lenders) and (y) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 9.1 without the written consent of such Lender; (iii) consent to the assignment or transfer by the Borrower of its rights and obligations under this Agreement and the other Loan Documents or release all or substantially all of the Subsidiary Guarantors from their obligations under the Guarantee without the written consent of all the Lenders;
(iv) add additional currencies as Foreign Currencies in which Multicurrency Loans may be made under this Agreement without the written consent of all the Multicurrency Lenders; (v) reduce the percentage specified in the definition of Required Lenders without the written consent of all Lenders; (vi) amend, modify or waive any provision of Section 8 without the written consent of the Administrative Agent; (vii) amend, modify or waive any provision of Section 2.4 or 2.5 without the written consent of the Swingline Lenders; (viii) amend, modify or waive any provision of Sections 2.6 through 2.13 inclusive without the written consent of the Issuing Lenders; or (ix) amend, modify or waive any provision of Section 2.23 without the written consent of each Lender adversely affected thereby. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

                  Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the extensions of credit outstanding hereunder and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

                  9.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or


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three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:

     The Borrower:                 Kennametal Inc.
                                   State Route 981 South
                                   Latrobe, Pennsylvania  15650
                                   Attention: David W. Greenfield
                                   Vice President, Secretary and General
                                   Counsel
                                   Telecopy: 724-539-3839
                                   Telephone: 724-539-6578

     Administrative Agent:         JPMorgan Chase Bank
                                   270 Park Avenue
                                   New York, NY 10017
                                   Attention: Robert P. Kellas
                                   Telecopy: 212-270-1403
                                   Telephone: 212-270-3560

     London Funding Office:        Chase Manhattan International Limited
                                   125 London Wall
                                   London EC2Y 5AJ
                                   England
                                   Attention: Steve Clarke
                                   Telecopy: 44-207-777-2360/2085
                                   Telephone: 44-207-777-2353


     New York Funding Office:      JPMorgan Chase Bank
                                   Agent Bank Services Group
                                   One Chase Manhattan Plaza, 8th Floor
                                   New York, NY  10081
                                   Attention:  Janet Belden
                                   Telecopy:  212-552-5658
                                   Telephone:  212-552-7277

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders shall not be effective until received.

                  9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  9.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

                  9.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent, the Advisor and the Arranger for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Administrative Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Administrative Agent shall deem appropriate, (b) to pay or reimburse each Lender, each Agent, the Advisor, the Arranger and each Co-Arranger for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the reasonable fees and disbursements of counsel (including the allocated expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent, (c) to pay, indemnify, and hold each Lender, each Agent, the Advisor, the Arranger and each Co-Arranger harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, each Agent, the Advisor, the Arranger and each Co-Arranger and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "Indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Group Member or any of the Properties and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee to the extent of the Indemnitee's liability as an owner (and not as an operator or arranger under Environmental Laws). All amounts due under this Section 9.5 shall be payable not later than 10 days after written demand therefor. Statements payable by the Borrower pursuant to this Section 9.5 shall be submitted to the Borrower at its address set forth in Section 9.2 or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. The agreements in this Section 9.5 shall survive repayment of the Loans and all other amounts payable hereunder.

                  9.6 Successors and Assigns; Participations and Assignments.
(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.

                  (b)(i) Subject to the conditions set forth in paragraph
(b)(ii) below, any Lender may assign to one or more assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, Multicurrency Subcommitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

                  (A) the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 7(a) (with respect to payments of principal or Reimbursement Obligations) or 7(f) (with respect to the Borrower) has occurred and is continuing, any other Person; and

                  (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment to an Assignee that is a Lender immediately prior to giving effect to such assignment, except in the case of an assignment of a Commitment to an Assignee that does not already have a Commitment.

                  (ii) Assignments shall be subject to the following additional conditions:

                  (A) except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender's Commitments, the amount of the Commitments of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than

         $10,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that (1) no such consent of the Borrower shall be required if an Event of Default under Section 7(a) (with respect to payments of principal or Reimbursement Obligations) or 7(f) (with respect to the Borrower) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any;

                  (B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;

                  (C) the Assignee, if it shall not be a Lender, shall (i) be capable of funding its Revolving Credit Percentage of a Eurocurrency Loan of one, two or three weeks, or one, two, three or six months, and
         (ii) deliver to the Administrative Agent an administrative questionnaire;

                  (D) in the case of an assignment by a Lender to its CLO, the assigning Lender shall retain the sole right to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents, provided that the Assignment and Assumption between such Lender and such CLO may provide that such Lender will not, without the consent of such CLO, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 9.1 and (2) directly affects such CLO; and

                  (E) in the case of an assignment by a Multicurrency Lender of all or a portion of its Commitment, such assignment must include a ratable assignment of such Multicurrency Lender's Multicurrency Subcommitment to the extent that the amount of its Commitment being assigned is greater than the excess, if any, of the amount of such Commitment over the amount of such Multicurrency Lender's Multicurrency Subcommitment.

                  For the purposes of this Section 9.6, the terms "Approved Fund" and "CLO" have the following meanings:

                  "Approved Fund" means (a) a CLO and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an affiliate of such investment advisor.

                  "CLO" means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an affiliate of such Lender.

                  (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.24, 2.25, 2.26 and 9.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

                  (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.

                  (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee's completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (c)(i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 9.1 and (2) directly affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.24, 2.25 and 2.26 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.7(b) as though it were a Lender, provided such Participant shall be subject to Section 9.7(a) as though it were a Lender.

                  (ii) A Participant shall not be entitled to receive any greater payment under Section 2.24 or 2.25 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. Any Participant that is a Non-U.S. Lender shall not be entitled to the benefits of Section 2.25 unless such Participant complies with Section 2.25(d).

                  (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

                  (e) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (d) above.

                  (f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower or the Administrative Agent and without regard to the limitations set forth in Section 9.6(b). Each of the Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

                  9.7 Adjustments; Set-off. (a) Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender, if any Lender (a "Benefitted Lender") shall, at any time after the Loans and other amounts payable hereunder shall immediately become due and payable pursuant to Section 7, receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other relevant Lender, if any, in respect of the Obligations owing to such other relevant Lender, such Benefitted Lender shall purchase for cash from the other relevant Lenders a participating interest in such portion of the Obligations owing to each such other relevant Lender, or shall provide such other relevant Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the relevant Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

                  (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall, so long as any Event of Default has occurred and is continuing, have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

                  9.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                  9.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  9.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                  9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  9.12 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

                  (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  9.13 Acknowledgements. The Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                  (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

                  9.14 Confidentiality. Each of the Administrative Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any Lender Affiliate, but in the case of Lender

Affiliates, only in connection with this Agreement and matters related thereto (and not for any other purpose), (b) subject to an agreement to comply with the provisions of this Section 9.14, to any actual or prospective Transferee or any direct or indirect counterparty to any Hedge Agreement (or any professional advisor to such counterparty), (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document. To the extent permitted by law, in the case of all requests, demands, responses or requirements referenced in clauses (d), (e) and (f), the Administrative Agent or the Lender, as the case may be, shall use reasonable commercial efforts to notify the Borrower with respect to such request, demand, response or requirement in order to afford the Borrower an opportunity to take such actions as Borrower deems appropriate to protect such Confidential Information.

                  9.15 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.



     [Remainder of page left blank intentionally; Signature page to follow.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        KENNAMETAL INC.

                                        By:  /s/ James E. Morrison
                                           ------------------------------------
                                            Name:  James E. Morrison
                                            Title: Vice President and Treasurer


                                        JPMORGAN CHASE BANK, as Administrative
                                        Agent and as a Lender

                                        By:  /s/ Bruce Borden
                                           ------------------------------------
                                            Name:  Bruce Borden
                                            Title:   Vice President

                                       FLEET NATIONAL BANK, as a Co-Syndication
                                       Agent and as a Lender

                                       By:  /s/ Peter J. Cahill
                                          ------------------------------------
                                           Name:  Peter J. Cahill
                                           Title:  Managing Director


                                       PNC BANK NATIONAL ASSOCIATION, as a
                                       Co-Syndication Agent and as a Lender

                                       By:  /s/ David B. Gookin
                                          ------------------------------------
                                           Name:  David B. Gookin
                                           Title:  Vice President


                                       BANK ONE, NA, as a Co-Syndication Agent
                                       and as a Lender

                                       By:  /s/ Heather D. Tressler
                                          ------------------------------------
                                           Name:  Heather D. Tressler
                                           Title:  Director


                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                       as a Co-Syndication Agent and as
                                       a Lender

                                       By:  /s/  M.R. Marron
                                          ------------------------------------
                                           Name:  M.R. Marron
                                           Title:  Vice President & Manager

                                        BANK HAPOALIM B.M,
                                        ---------------------------------------
                                        Name of Lender


                                        By:  /s/ Shaun Breilbart
                                           ------------------------------------
                                           Name:  Shaun Breilbart
                                           Title:    Vice President

                                        By:  /s/ Conrad Wagner
                                           ------------------------------------
                                           Name:  Conrad Wagner
                                           Title:    First Vice President



                                        THE BANK OF NEW YORK
                                        ---------------------------------------
                                        Name of Lender


                                        By:  /s/ Walter C. Parelli
                                           ------------------------------------
                                           Name:  Walter C. Parelli
                                           Title:    Vice President



                                        BAYERISCHE HYPU-UND VEREINSBANK
                                        AG, NEW YORK AND GRAND CAYMAN
                                        BRANCHES
                                        ---------------------------------------
                                        Name of Lender


                                        By:  /s/ Ken Hamilton
                                           ------------------------------------
                                           Name:  Ken Hamilton
                                           Title:    Director

                                        By:  /s/ Richard A. Cordouer
                                           ------------------------------------
                                           Name:  Richard A. Cordouer
                                           Title:    Director

                                        CITIZENS BANK OF PENNSYLVANIA
                                        ---------------------------------------
                                        Name of Lender


                                        By:  /s/ Debra L. McAllonis
                                           ------------------------------------
                                           Name:  Debra L. McAllonis
                                           Title:    Vice President



                                        COMERICA BANK
                                        ---------------------------------------
                                        Name of Lender


                                        By:  /s/ Robert P. Wilson
                                           ------------------------------------
                                           Name:  Robert P. Wilson
                                           Title:    Vice President



                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        ---------------------------------------
                                        Name of Lender


                                        By:  /s/ Scott R. Chappelka
                                           ------------------------------------
                                           Name:  Scott R. Chappelka
                                           Title:    Vice President



                                        FIFTH THIRD BANK
                                        ---------------------------------------
                                        Name of Lender


                                        By: /s/ James M. Janovsky
                                           ------------------------------------
                                           Name:  James M. Janovsky
                                           Title:  Vice President

                                        HUA NAN COMMERCIAL BANK, LTD NY AGENCY
                                        ---------------------------------------
                                        Name of Lender


                                        By: /s/ Yun-Peng Chang
                                           ------------------------------------
                                           Name:  Yun-Peng Chang
                                           Title: General Manager and
                                                  Senior Vice President



                                        THE INTERNATIONAL COMMERCIAL BANK
                                        OF CHINA, NEW YORK AGENCY
                                        ---------------------------------------
                                        Name of Lender


                                        By: /s/ Owen S.Y. Hu
                                           ------------------------------------
                                           Name:  Owen S.Y. Hu
                                           Title: Senior Vice President and
                                                  General Manager



                                        KEYBANK NATIONAL ASSOCIATION
                                        ---------------------------------------
                                        Name of Lender


                                        By: /s/ Mary K. Young
                                           ------------------------------------
                                           Name:  Mary K. Young
                                           Title:  Vice President



                                        MIZUHO CORPORATE BANK, LIMITED
                                        ---------------------------------------
                                        Name of Lender


                                        By: /s/ Andreas Panteli
                                           ------------------------------------
                                           Name:  Andreas Panteli
                                           Title: Senior Vice President,
                                                  Department Head



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                                        NATIONAL CITY BANK OF PENNSYLVANIA
                                        ---------------------------------------
                                        Name of Lender


                                        By: /s/ Debra W. Riefner
                                           ------------------------------------
                                           Name:  Debra W. Riefner
                                           Title:  Vice President and
                                                   Regional Manager



                                        PB CAPITAL CORPORATION
                                        ---------------------------------------
                                        Name of Lender


                                        By:  /s/ Jeff Frost
                                           ------------------------------------
                                           Name:  Jeff Frost
                                           Title:   Managing Director


                                        By:  /s/ A. Almonte
                                           ------------------------------------
                                           Name:  A. Almonte
                                           Title:   Assistant Vice President



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